SEI INVESTMENTS / PROSPECTUS

SEI INDEX FUNDS

About This Prospectus

SEI Index Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies, and are designed primarily for institutional investors and financial institutions and their clients. This prospectus gives you important information about the Class A Shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about the Funds, please see:

S&P 500 Index Fund	2

Bond Index Fund	5

More Information About Fund Investments	9

Investment Adviser and Sub-Advisers	9

Purchasing, Selling and Exchanging Fund Shares	10

Disclosure of Portfolio Holdings Information	15

Dividends, Distributions and Taxes	15

Financial Highlights	16

How to Obtain More Information About SEI Index Funds	Back Cover

SEI INVESTMENTS / PROSPECTUS

Risk/Return Information Common to the Funds

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund's assets are managed under the direction of SIMC and one or more Sub-Advisers who manage portions of the Funds' assets in a way that they believe will help the Funds achieve their goals. SIMC acts as "manager of managers" for the Funds, and attempts to ensure that the Sub-Advisers comply with the Funds' investment policies and guidelines. SIMC also recommends the appointment of additional or replacement Sub-Advisers to the Funds' Board.

Each Fund attempts to track the performance of a benchmark index. Factors such as cash flows, Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, and regulatory policies may affect the Funds' ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is a composite of the prices of the securities it represents, rather than an actual portfolio of those securities, an index will have no expenses. As a result, a Fund, which will have expenses such as brokerage, custody, management fees and other operational costs, may not achieve its investment objective of accurately correlating to an index. Investing in a Fund involves risk and there is no guarantee that a Fund will achieve its goal. No matter how good a job the Adviser and the Sub-Advisers do, you could lose money on your investment in the Funds, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The estimated level of volatility for each Fund is set forth in the Fund Summaries that follow. The effect on a Fund of a change in the value of a single security will depend on how widely that Fund diversifies its holdings.

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S&P 500 INDEX FUND

Fund Summary

Investment Goal:  Investment results that correspond to the aggregate price and dividend performance of the securities in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing a sub-adviser, the Fund invests in the common stocks and other equity securities included in the S&P 500 Index

Investment Strategy

The S&P 500 Index Fund invests substantially all of its assets in securities listed in the S&P 500 Index, which is comprised of 500 selected securities (mostly common stocks). The Fund's ability to replicate the performance of the S&P 500 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. The Sub-Adviser selects the Fund's securities under the general supervision of SIMC, but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, market or financial analyses). Instead, the Sub-Adviser purchases a basket of securities that includes most of the companies in the S&P 500 Index. However, the Fund's Sub-Adviser may sell an investment if the merit of the investment has been substantially impaired by extraordinary events or adverse financial conditions.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that the performance of the Fund may deviate from the S&P 500 Index. The Sub-Adviser purchases only a representative portion of the securities in the S&P 500 Index, and performance of the Fund's portfolio of securities therefore may not match that of the S&P 500 Index. Depending on the Sub-Adviser's approach and the size of the Fund, the representative sample of securities in the S&P 500 Index that are actually held by the Fund may vary from time to time. In addition, the Fund is subject to the risk that its investment approach, which attempts to replicate the performance of the S&P 500 Index, may perform differently than other mutual funds which focus on particular equity market segments or invest in other asset classes.

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Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for eight years. The performance information shown is based on full calendar years.

Best Quarter: 21.21% (12/31/98)

Worst Quarter: -17.28% (09/30/02)

The Fund's Class A Shares total return from January 1, 2005 to June 30, 2005 was -1.03%.

Average Annual Total Returns

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2004 to those of the S&P 500 Index.

S&P 500 Index Fund - Class A	1 Year	5 Years	Since Inception*
Fund Return Before Taxes	10.43%	-2.71%	8.67%
Fund Return After Taxes on Distributions**	10.16%	-3.04%	8.07%
Fund Return After Taxes on Distributions and Sale of Fund Shares**	7.12%	-2.45%	7.30%
S&P 500 Index Return (reflects no deduction for fees, expenses, or taxes)***	10.88%	-2.30%	9.21%

* The inception date of the Fund's Class A Shares is February 28, 1996. Index returns shown from February 29, 1996.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely recognized, market capitalization-weighted index (number of shares outstanding multiplied by stock price) of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and Nasdaq National Market. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.03%
Distribution (12b-1) Fees	None
Other Expenses	0.40%
Total Annual Fund Operating Expenses	0.43%*

* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Fund's administrator voluntarily waived a portion of its fees in order to keep total operating expenses at a specified level. The Fund's administrator may discontinue all or part of this waiver at any time. With this fee waiver, the Fund's actual total operating expenses were as follows:

S&P 500 Index Fund - Class A Shares	0.40%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
S&P 500 Index Fund - Class A Shares	$44	$138	$241	$542

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SEI INVESTMENTS / PROSPECTUS

BOND INDEX FUND

Fund Summary

Investment Goal:  Investment results that correspond to the aggregate price and interest performance of the Lehman Aggregate Bond Index (Lehman Index)

Share Price Volatility:  Medium

Principal Investment Strategy:  Utilizing a sub-adviser, the Fund invests in investment grade fixed income securities included in the Lehman Index

Investment Strategy

The Bond Index Fund invests exclusively in investment grade (i.e., BBB-/Baa3 or better at the time of purchase) corporate and government fixed income securities, including mortgage-backed securities, of U.S. and foreign issuers included in the Lehman Index. The Fund's ability to replicate the performance of the Lehman Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses, and the capability of the Fund's Sub-Adviser to select a representative sample of the securities included in the Lehman Index. The Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, market or financial analyses). Instead, the Fund will hold a representative sample of the securities in the Lehman Index, selecting a limited number of issues to represent entire "classes" of securities and dividing those classes into sectors based on issuer, quality and maturity. The Sub-Adviser will purchase various types of securities in an attempt to approximate the class and sector weightings of the Lehman Index. The Fund's Sub-Adviser may sell a security that has been downgraded or whose value has otherwise been impaired. The Fund in the aggregate generally will have a dollar-weighted average duration that is consistent with that of the Lehman Index (4.1 years as of June 30, 2005).

What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage

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SEI INVESTMENTS / PROSPECTUS

refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

The privately issued mortgage-backed securities that the Fund invests in are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury. However, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements by banks and other financial institutions. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Fund and affect its share price.

The Fund is also subject to the risk that the performance of the Fund may deviate from the Lehman Index. The Sub-Adviser purchases only a relatively small portion of the securities in the Lehman Index, and performance of the Fund's portfolio of securities therefore may not match that of the Lehman Index. Depending on the Sub-Adviser's approach and the size of the Fund, the representative sample of securities in the Lehman Index that are actually held by the Fund may vary from time to time. In addition, the Fund is subject to the risk that its investment approach, which attempts to replicate the performance of the Lehman Index, may perform differently than other mutual funds which focus on particular fixed income market segments or invest in other asset classes.

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SEI INVESTMENTS / PROSPECTUS

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for ten years. The performance information shown is based on full calendar years.

Best Quarter: 5.96% (06/30/95)

Worst Quarter: -2.53% (06/30/04)

The Fund's Class A Shares total return from January 1, 2005 to June 30, 2005 was 2.31%.

Average Annual Total Returns

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2004 to those of the Lehman Aggregate Bond Index.

Bond Index Fund - Class A	1 Year	5 Years	10 Years	Since Inception*
Fund Return Before Taxes	4.03%	7.25%	7.29%	7.31%
Fund Return After Taxes on Distributions**	2.25%	5.09%	4.91%	4.79%
Fund Return After Taxes on Distributions and Sale of Fund Shares**	2.84%	4.91%	4.78%	4.73%
Lehman Aggregate Bond Index Return (reflects no deduction for fees, expenses, or taxes)***	4.34%	7.71%	7.72%	8.02%

* The inception date of the Fund's Class A Shares is May 19, 1986. Index returns shown from May 31, 1986.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB-) or higher, with maturities of at least one year.

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SEI INVESTMENTS / PROSPECTUS

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.07%
Distribution (12b-1) Fees	None
Other Expenses	0.62%
Total Annual Fund Operating Expenses	0.69%*

* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Fund's administrator and the Fund's distributor each voluntarily waived a portion of their fees in order to keep total operating expenses at a specified level. The Fund's administrator and/or the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Bond Index Fund - Class A Shares	0.38%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Bond Index Fund - Class A Shares	$70	$221	$384	$859

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MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary strategies, and the Funds will normally invest at least 90% of their assets in the types of securities described in this prospectus. However, the Funds also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions or for temporary liquidity purposes, the Bond Index Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund's objectives. Of course, there is no guarantee that any Fund will achieve its investment goal.

INVESTMENT ADVISER AND SUB-ADVISERS

SEI Investments Management Corporation (SIMC) acts as the manager of managers of the Funds, and is responsible for the investment performance of the Funds since it allocates each Fund's assets to one or more Sub-Advisers and recommends hiring or changing Sub-Advisers to the Board of Trustees. Barclays Global Fund Advisors, the Sub-Adviser of the S&P 500 Index Fund, provides security selection advice for that Fund. Standish Mellon Asset Management Company LLC, the Sub-Adviser to the Bond Index Fund, provides security selection advice for that Fund.

Each Sub-Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers its Fund's investment program. SIMC oversees the Sub-Advisers to ensure compliance with the Funds' investment policies and guidelines and monitors each Sub-Adviser's adherence to its investment style. The Board of Trustees of the Funds supervises SIMC and the Sub-Advisers, establishes policies that they must follow in their management activities, and oversees the hiring and termination of Sub-Advisers recommended by SIMC. SIMC pays the Sub-Advisers out of the investment advisory fees it receives.

SIMC, an SEC-registered adviser, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Adviser to the Funds. As of June 30, 2005, SIMC had approximately $67.4 billion in assets under management. For the fiscal year ended March 31, 2005, SIMC received advisory fees, as a percentage of the S&P 500 Index Fund's average net assets, at the annual rate of 0.03%. For the period November 1, 2004 to March 31, 2005, SIMC received advisory fees, as a percentage of the Bond Index Fund's average net assets, at the annual rate of 0.07%. For the period April 1, 2004 to October 31, 2004, the Bond Index Fund's previous adviser received advisory fees, as a percentage of the Bond Index Fund's average net assets, at the annual rate of 0.07%.

A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreement and the S&P 500 Index Fund's sub-advisory agreement is available in the Funds' March 31, 2005 annual report, which covers the period October 1, 2004 through March 31, 2005.

Barclays Global Fund Advisors (BGFA), located at 45 Fremont Street, San Francisco, California 94105, serves as the Sub-Adviser to the S&P 500 Index Fund. Ed Corallo and Patrick O'Connor have been primarily responsible for the day-to-day management of the S&P 500 Index Fund since 2000. Messrs. Corallo and O'Connor have been Portfolio Managers at BGFA since 2000.

Standish Mellon Asset Management Company LLC (Standish Mellon), located at One Mellon Center, Pittsburgh, Pennsylvania 15258, serves as the Sub-Adviser to the Bond Index Fund. Gregory D. Curran has served as the portfolio manager for the Bond Index Fund since 2000. Mr. Curran has been Director of Index Strategies at Standish Mellon since 1995.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed and ownership of securities in the Funds.

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PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A Shares of the Funds. The Funds offer Class A Shares only to financial institutions and intermediaries for their own or their customers' accounts. For more information on how to open an account and set up procedures for placing transactions, please call 1-800-DIAL-SEI.

How to Purchase Fund Shares

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

Financial institutions and intermediaries may purchase Class A Shares by placing orders with the Funds' Transfer Agent (or its authorized agent). Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Generally, cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. However, in certain circumstances the Funds at their discretion may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Funds' procedures and applicable law. The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in the Funds' view, is likely to engage in excessive trading (usually defined as four or more "round trips" in a Fund in any twelve-month period). For more information regarding the Funds' policy and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

When you purchase, sell or exchange Fund shares through certain financial institutions (rather than directly from the Funds), you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the net asset value per share (NAV) next determined after the intermediary receives the request if transmitted to the Funds in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

If you deal directly with a financial institution or financial intermediary, you will have to follow the institution's or intermediary's procedures for transacting with the Funds. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain broker-dealers or other financial intermediaries.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, the Funds must receive your purchase order in proper form before 4:00 p.m. Eastern time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

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PRICING OF FUND SHARES

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, each Fund generally values its investment portfolio at market price. Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees.

Debt securities, such as those held by the Bond Index Fund, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value and is described in more detail in the SAI.

The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the Committee) designated by the Funds' Board of Trustees. The Fair Value Committee is currently composed of two members of the Board of Trustees, as well as representatives from the Funds' Adviser and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended, the security has been de-listed from a national exchange, the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider are: the facts giving rise to the need to fair value, the last trade price, the performance of the market or the issuer's industry, the liquidity or market capitalization of the security, the size of the holding in a Fund, or any other appropriate information.

A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

The Bond Index holds securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of the Fund's investments may change on days when you cannot purchase, sell or exchange Fund shares.

MINIMUM PURCHASES

To purchase Class A Shares for the first time, you must invest at least $100,000 in any Fund. Your subsequent investments in any Fund must be made in amounts of at least $1,000. The Funds may accept investments of smaller amounts at their discretion.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing can harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing a Fund to incur unwanted taxable gains, and forcing a Fund to hold excess levels of cash.

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The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). This policy does not apply with respect to money market funds. The Funds' transfer agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

  i.  if the shareholder conducts four or more "round trips" in a Fund (other than a money market fund) in any twelve-month period. A round trip involves the purchase of shares of a Fund and subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

  ii.  if a Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Funds in their sole discretion also reserve the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Funds' policy are made uniformly and in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders. When applying the Funds' policy, the Funds may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Funds.

The Funds' monitoring techniques are intended as a reasonable approach to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds' monitoring techniques. Operational or technical limitations may also limit the Funds' ability to identify short-term trading activity.

While it is the Funds' intention that intermediaries trading in Fund shares will assist the Funds in enforcing the Funds' policies, certain intermediaries may be unable or unwilling to effectively enforce the Funds' trading or exchange restrictions. The Funds will monitor trading activity coming from such intermediaries and take reasonable steps to seek cooperation from any intermediary through which the Funds believe short-term trading activity is taking place.

Certain of the SEI funds are sold to participant-directed employee benefit plans. The Funds' ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Funds will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

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FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The Funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

How to Sell Your Fund Shares

If you hold Class A Shares, you may sell your shares on any Business Day by following the procedures established when you opened your account or accounts. If you have questions, call 1-800-DIAL-SEI. If you own shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Funds receive your request or after the Funds' authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds' procedures and applicable law.

13

SEI INVESTMENTS / PROSPECTUS

RECEIVING YOUR MONEY

Normally, the Funds will make payment on your sale of shares on the Business Day following the day on which they receive your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the Securities and Exchange Commission declares an emergency or for other reasons. More information about this is in the SAI.

How to Exchange Your Shares

You may exchange your Class A Shares of the Funds for Class A Shares of any other SEI Fund on any Business Day through your financial institution or intermediary by mail or telephone. Your financial institution or intermediary may charge you a fee for its services. This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Funds receive your exchange request.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

Distribution of Fund Shares

SEI Investments Distribution Co. (SIDCo.) is the distributor of the Funds. SIDCo. receives no compensation for distributing the Funds' Class A Shares.

For Class A Shares, shareholder servicing fees paid to SIDCo., as a percentage of average daily net assets, may be up to 0.15% and 0.25%, respectively, for the S&P 500 Index and Bond Index Funds.

14

SEI INVESTMENTS / PROSPECTUS

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for a Fund can be obtained on the Internet at the following address: http://www.seic.com/fund_holdings_home.asp (the Portfolio Holdings Website). Ten calendar days after each month end, a list of the top ten portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Thirty calendar days after the end of each month, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the first business day of the fifth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the Funds' policy and procedures on the disclosure of portfolio holdings information is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The S&P 500 Index Fund distributes its investment income quarterly and the Bond Index Fund distributes its investment income monthly as dividends to shareholders. Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are designated by a Fund as qualified dividend income are eligible for the reduced maximum rate to individuals of 15 percent (5 percent for individuals in lower tax brackets). Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. The Bond Index Fund generally expects that its distributions, as a result of its investment objective, will consist primarily of ordinary income. Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.

More information about taxes is in the Funds' SAI.

15

SEI INVESTMENTS / PROSPECTUS

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class A Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information for the years ended March 31, 2005, 2004 and 2003 has been audited by Ernst & Young LLP, an independent registered public accounting firm. Their report, along with each Fund's financial statements, appears in the annual report that accompanies the Funds' SAI. The information for the periods presented through March 31, 2002 has been audited by the Funds' previous independent auditors. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

FOR THE YEARS ENDED MARCH 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Securities		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions
S&P 500 Index Fund
CLASS A
2005	$34.66	$0.59	*	$1.57	*	$2.16	$(0.58)	$(0.03)	$(0.61)
2004	26.18	0.42	*	8.58	*	9.00	(0.52)	-	(0.52)
2003	35.39	0.38		(9.21)		(8.83)	(0.38)	-	(0.38)
2002	35.88	0.36		(0.46)		(0.10)	(0.39)	-	(0.39)
2001	46.42	0.37		(10.55)		(10.18)	(0.36)	-	(0.36)
Bond Index Fund
CLASS A
2005	$11.12	$0.46	*	$(0.39	)*	$0.07	$(0.47)	$(0.13)	$(0.60)
2004	11.11	0.46	*	0.07	*	0.53	(0.49)	(0.03)	(0.52)
2003	10.51	0.55		0.60		1.15	(0.55)	-	(0.55)
2002	10.63	0.62		(0.12)		0.50	(0.62)	-	(0.62)
2001	10.10	0.64		0.53		1.17	(0.64)	-	(0.64)

	Net Asset Value, End of Period	Total Return(1)	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
S&P 500 Index Fund
CLASS A
2005	$36.21	6.25%	$655,378	0.40%	1.67%	0.43%	11%
2004	34.66	34.62	686,129	0.40	1.33	0.43	7
2003	26.18	(25.06)	524,554	0.40	1.33	0.43	7
2002	35.39	(0.26)	815,354	0.40	0.99	0.43	9
2001	35.88	(22.07)	962,678	0.40	0.88	0.43	12
Bond Index Fund
CLASS A
2005	$10.59	0.72%	$53,606	0.38%	4.24%	0.69%	55%
2004	11.12	4.88	75,528	0.38	4.15	0.70	54
2003	11.11	11.17	82,304	0.38	4.92	0.70	54
2002	10.51	4.77	55,345	0.38	5.81	0.70	77
2001	10.63	12.03	59,855	0.38	6.24	0.70	29

* Per share amounts calculated using average shares method.

(1) Return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Amounts designated as "-" are either $0 or have been rounded to $0.

16

Notes:

Notes:

Notes:

Notes:

S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond Index Fund S&P 500 Index Fund Bond

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated July 31, 2005 includes more detailed information about the Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Funds' holdings and contain information from the Funds' managers about fund strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or
More Information:

By Telephone:  Call 1-8OO-DIAL-SEI

By Mail:   Write to the Funds at:
  One Freedom Valley Drive
  Oaks, PA 19456

By Internet:  http://www.seic.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about the SEI Index Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549- 0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following public address: publicinfo@sec.gov.

The SEI Index Funds' Investment Company Act registration number is 811-4283.

SEI-F-096 (7/05)

SEI Index Funds

S&P 500 Index Fund

Bond Index Fund

Class A

Prospectus as of
July 31, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SEI INVESTMENTS / PROSPECTUS

SEI INDEX FUNDS

About This Prospectus

SEI Index Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies, and are designed primarily for institutional investors and financial institutions and their clients. This prospectus gives you important information about the Class E Shares of the S&P 500 Index Fund that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return. For more detailed information about the Fund, please see:

Principal Investment Strategies and Risks, Performance Information and Expenses	2

More Information About Fund Investments	5

Investment Adviser and Sub-adviser	5

Purchasing and Selling Fund Shares	5

Disclosure of Portfolio Holdings Information	10

Dividends, Distributions and Taxes	10

Financial Highlights	12

How to Obtain More Information About SEI Index Funds	Back Cover

SEI INVESTMENTS / PROSPECTUS

Risk/Return Information

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The Fund's assets are managed under the direction of SEI Investments Management Corporation (SIMC) and one or more Sub-Advisers who manage portions of the Fund's assets in a way that they believe will help the Fund achieve its goal. SIMC acts as "manager of managers" for the Fund, and attempts to ensure that the Sub-Adviser complies with the Fund's investment policies and guidelines. SIMC also recommends the appointment of additional or replacement Sub-Advisers to the Fund's Board.

The Fund attempts to track the performance of a benchmark index. Factors such as cash flows, Fund expenses, imperfect correlation between the Fund's investments and those of its benchmark, rounding of share prices, changes to the benchmark, and regulatory policies may affect the Fund's ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is a composite of the prices of the securities it represents, rather than an actual portfolio of those securities, an index will have no expenses. As a result, the Fund, which will have expenses such as brokerage, custody, management fees and other operational costs, may not achieve its investment objective of accurately correlating to an index. Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. No matter how good a job the Adviser and the Sub-Adviser do, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The estimated level of volatility for the Fund is set forth in the Fund Summary that follows. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

1

SEI INVESTMENTS / PROSPECTUS

S&P 500 INDEX FUND

Fund Summary

Investment Goal:  Investment results that correspond to the aggregate price and dividend performance of the securities in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing a sub-adviser, the Fund invests in the common stocks and other equity securities included in the S&P 500 Index

Investment Strategy

The S&P 500 Index Fund invests substantially all of its assets in securities listed in the S&P 500 Index, which is comprised of 500 selected securities (mostly common stocks). The Fund's ability to replicate the performance of the S&P 500 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. The Sub-Adviser selects the Fund's securities under the general supervision of SIMC, but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, market or financial analyses). Instead, the Sub-Adviser purchases a basket of securities that includes most of the companies in the S&P 500 Index. However, the Fund's Sub-Adviser may sell an investment if the merit of the investment has been substantially impaired by extraordinary events or adverse financial conditions.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that the performance of the Fund may deviate from the S&P 500 Index. The Sub-Adviser purchases only a representative portion of the securities in the S&P 500 Index, and performance of the Fund's portfolio of securities therefore may not match that of the S&P 500 Index. Depending on the Sub-Adviser's approach and the size of the Fund, the representative sample of securities in the S&P 500 Index that are actually held by the Fund may vary from time to time. In addition, the Fund is subject to the risk that its investment approach, which attempts to replicate the performance of the S&P 500 Index, may perform differently than other mutual funds which focus on particular equity market segments or invest in other asset classes.

2

SEI INVESTMENTS / PROSPECTUS

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class E Shares from year to year for ten years. The performance information shown is based on full calendar years.

Best Quarter: 21.26% (12/31/98)

Worst Quarter: -17.30% (09/30/02)

The Fund's Class E Shares total return from January 1, 2005 to June 30, 2005 was -0.96%.

Average Annual Total Returns

This table compares the Fund's average annual total returns for Class E Shares for the periods ended December 31, 2004 to those of the S&P 500 Index.

S&P 500 Index Fund - Class E	1 Year	5 Years	10 Years	Since Inception*
Fund Return Before Taxes	10.59%	-2.55%	11.81%	12.32%
Fund Return After Taxes on Distributions**	10.29%	-2.93%	11.04%	10.49%
Fund Return After Taxes on Distributions and Sale of Fund Shares**	7.25%	-2.34%	10.10%	9.91%
S&P 500 Index Return (reflects no deduction for fees, expenses, or taxes)***	10.88%	-2.30%	12.07%	12.72%

* The inception date of the Fund's Class E Shares is July 31, 1985. Index returns shown from July 31, 1985.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely recognized, market capitalization-weighted index (number of shares outstanding multiplied by stock price) of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and Nasdaq National Market. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

3

SEI INVESTMENTS / PROSPECTUS

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class E Shares
Investment Advisory Fees	0.03%
Distribution (12b-1) Fees	None
Other Expenses	0.50%
Total Annual Fund Operating Expenses	0.53%*

* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Fund's administrator and the Fund's distributor each voluntarily waived a portion of their fees in order to keep total operating expenses at a specified level. The Fund's administrator and/or the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

S&P 500 Index Fund - Class E Shares	0.25%

For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
S&P 500 Index Fund - Class E Shares	$54	$170	$296	$665

4

SEI INVESTMENTS / PROSPECTUS

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary strategies, and the Fund will normally invest at least 90% of its assets in the types of securities described in this prospectus. However, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (SAI). Of course, there is no guarantee that the Fund will achieve its investment goal.

INVESTMENT ADVISER AND SUB-ADVISER

SEI Investments Management Corporation (SIMC) acts as the manager of managers of the Fund, and is responsible for the investment performance of the Fund since it allocates the Fund's assets to one or more Sub-Advisers and recommends hiring or changing Sub-Advisers to the Board of Trustees.

The Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Sub-Adviser to ensure compliance with the Fund's investment policies and guidelines and monitors the Sub-Adviser's adherence to its investment style. The Board of Trustees supervises SIMC and the Sub-Adviser, establishes policies that they must follow in their management activities, and oversees the hiring and termination of the Sub-Advisers recommended by SIMC. SIMC pays the Sub-Adviser out of the investment advisory fees it receives (described below).

SIMC, an SEC-registered adviser, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Adviser to the Fund. As of June 30, 2005, SIMC had approximately $67.4 billion in assets under management. For the fiscal year ended March 31, 2005, SIMC received advisory fees, as a percentage of the Fund's average net assets, at the annual rate of 0.03%.

A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement and the Fund's sub-advisory agreement is available in the Fund's March 31, 2005 annual report, which covers the period October 1, 2004 through March 31, 2005.

Barclays Global Fund Advisors (BGFA), located at 45 Fremont Street, San Francisco, California 94105, serves as the Sub-Adviser to the Fund. Ed Corallo and Patrick O'Connor have been primarily responsible for the day-to-day management of the Fund since 2000. Messrs. Corallo and O'Connor have been Portfolio Managers at BGFA since 2000.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed and ownership of securities in the Fund.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Class E Shares of the Fund. The Fund offers Class E Shares only to financial institutions and intermediaries for their own or their customers' accounts. For more information on how to open an account and set up procedures for placing transactions, please call 1-800-DIAL-SEI.

5

SEI INVESTMENTS / PROSPECTUS

How to Purchase Fund Shares

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

Financial institutions and intermediaries may purchase Class E Shares by placing orders with the Fund's Transfer Agent (or its authorized agent). Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Generally, cash investments must be transmitted or delivered in federal funds to the Fund's wire agent by the close of business on the day after the order is placed. However, in certain circumstances the Fund at its discretion may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Fund's procedures and applicable law. The Fund reserves the right to refuse any purchase requests, particularly those that the Fund reasonably believes may not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading (usually defined as four or more "round trips" in a Fund in any twelve-month period). For more information regarding the Fund's policy and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

When you purchase or sell Fund shares through certain financial institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Fund.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the net asset value per share (NAV) next determined after the intermediary receives the request if transmitted to the Fund in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

If you deal directly with a financial institution or financial intermediary, you will have to follow the institution's or intermediary's procedures for transacting with the Fund. For more information about how to purchase or sell Fund shares through your financial institution, you should contact your financial institution directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain broker-dealers or other financial intermediaries.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m. Eastern time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

PRICING OF FUND SHARES

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees.

The Fund's Fair Value Procedures are implemented through a Fair Value Committee (the Committee) designated by the Fund's Board of Trustees. The Fair Value Committee is currently composed of two members of the Board of Trustees, as well as representatives from the Fund's Adviser and its affiliates.

6

SEI INVESTMENTS / PROSPECTUS

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended, the security has been de-listed from a national exchange, the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider are: the facts giving rise to the need to fair value, the last trade price, the performance of the market or the issuer's industry, the liquidity or market capitalization of the security, the size of the holding in a Fund, or any other appropriate information.

A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

MINIMUM PURCHASES

To purchase Class E Shares for the first time, you must invest at least $5,000,000 in the Fund. Your subsequent investments in the Fund must be made in amounts of at least $1,000. The Fund may accept investments of smaller amounts at its discretion.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

"Market timing" refers to a pattern of frequent purchases and sales of the Fund's shares, often with the intent of earning arbitrage profits. Market timing can harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing the Fund to incur unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

The Fund is intended to be a long-term investment vehicle and is not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). This policy does not apply with respect to money market funds. The Fund's transfer agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, the Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in the Fund in the following circumstances:

i.  if the shareholder conducts four or more "round trips" in the Fund (other than a money market fund) in any twelve-month period. A round trip involves the purchase of shares of the Fund and subsequent redemption of all or most of those shares. An exchange into and back out of the Fund in this manner is also considered a round trip.

ii.  if the Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

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SEI INVESTMENTS / PROSPECTUS

The Fund in its sole discretion also reserves the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Fund's policy are made uniformly and in good faith in a manner that the Fund believes is consistent with the best long-term interests of shareholders. When applying the Fund's policy, the Fund may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Fund.

The Fund's monitoring techniques are intended as a reasonable approach to identify and deter short-term trading in the Fund. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Fund without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Fund's monitoring techniques. Operational or technical limitations may also limit the Fund's ability to identify short-term trading activity.

While it is the Fund's intention that intermediaries trading in Fund shares will assist the Fund in enforcing the Fund's policies, certain intermediaries may be unable or unwilling to effectively enforce the Fund's trading or exchange restrictions. The Fund will monitor trading activity coming from such intermediaries and take reasonable steps to seek cooperation from any intermediary through which the Fund believes short-term trading activity is taking place.

Certain of the SEI funds are sold to participant-directed employee benefit plans. The Fund's ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Fund will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

FOREIGN INVESTORS

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Accounts for the Fund are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information.

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SEI INVESTMENTS / PROSPECTUS

In certain instances, your financial institution or financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The Fund will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Fund, however, reserves the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

How to Sell Your Fund Shares

If you hold Class E Shares, you may sell your shares on any Business Day by following the procedures established when you opened your account or accounts. If you have questions, call 1-800-DIAL-SEI. If you own shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Fund receives your request or after the Fund's authorized intermediary receives your request if transmitted to the Fund in accordance with the Fund's procedures and applicable law.

RECEIVING YOUR MONEY

Normally, the Fund will make payment on your sale of shares on the Business Day following the day on which it receives your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

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SEI INVESTMENTS / PROSPECTUS

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the Securities and Exchange Commission declares an emergency or for other reasons. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. The Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Fund follows these procedures, the Fund will not be responsible for any losses or costs incurred by following telephone instructions that the Fund reasonably believes to be genuine.

Distribution of Fund Shares

SEI Investments Distribution Co. (SIDCo.) is the distributor of the Fund. SIDCo. receives no compensation for distributing the Fund's Class E Shares.

For Class E Shares, shareholder servicing fees, as a percentage of average daily net assets, may be up to 0.25%.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for the Fund can be obtained on the Internet at the following address: http://www.seic.com/fund_holdings_home.asp (the Portfolio Holdings Website). Ten calendar days after each month end, a list of the top ten portfolio holdings in the Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Thirty calendar days after the end of each month, a list of all portfolio holdings in the Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the first business day of the fifth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the Fund's policy and procedures on the disclosure of portfolio holdings information is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund distributes its investment income quarterly as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

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SEI INVESTMENTS / PROSPECTUS

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below the Fund has summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are designated by the Fund as qualified dividend income are eligible for the reduced maximum rate to individuals of 15 percent (5 percent for individuals in lower tax brackets). Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Each sale of Fund shares may be a taxable event.

More information about taxes is in the Fund's SAI.

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SEI INVESTMENTS / PROSPECTUS

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Class E Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information for the years ended March 31, 2005, 2004 and 2003 has been audited by Ernst & Young LLP, an independent registered public accounting firm. Their report, along with the Fund's financial statements, appears in the annual report that accompanies the Fund's SAI. The information for the periods presented through March 31, 2002 has been audited by the Fund's previous independent auditors. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

FOR THE YEARS ENDED MARCH 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions
S&P 500 Index Fund
CLASS E
2005	$34.76	$0.66	*	$1.55 *	$2.21	$(0.63)	$(0.03)	$(0.66)
2004	26.26	0.47	*	8.61 *	9.08	(0.58)	-	(0.58)
2003	35.49	0.44		(9.25)	(8.81)	(0.42)	-	(0.42)
2002	35.97	0.43		(0.46)	(0.03)	(0.45)	-	(0.45)
2001	46.54	0.44		(10.59)	(10.15)	(0.42)	-	(0.42)

	Net Asset Value, End of Period	Total Return(1)	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
S&P 500 Index Fund
CLASS E
2005	$36.31	6.39%	$1,307,631	0.25%	1.86%	0.53%	11%
2004	34.76	34.83	904,534	0.25	1.47	0.53	7
2003	26.26	(24.92)	790,231	0.25	1.48	0.53	7
2002	35.49	(0.07)	1,194,588	0.25	1.14	0.53	9
2001	35.97	(21.97)	1,593,253	0.25	1.03	0.53	12

* Per share amounts calculated using average shares method.

(1) Return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Amounts designated as "-" are either $0 or have been rounded to $0.

12

S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated July 31, 2005 includes more detailed information about the Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Fund's holdings and contain information from the Fund's managers about fund strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or
More Information:

By Telephone:	Call 1-8OO-DIAL-SEI

By Mail:	Write to the Fund at: One Freedom Valley Drive Oaks, PA 19456

By Internet:	http://www.seic.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about the SEI Index Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following public address: publicinfo@sec.gov.

The SEI Index Funds' Investment Company Act registration number is 811-4283.

SEI-F-111 (7/05)

SEI Index Funds

S&P 500 Index Fund

Class E

Prospectus as of
July 31, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SEI INVESTMENTS / PROSPECTUS

SEI INDEX FUNDS

About This Prospectus

SEI Index Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies, and are designed primarily for institutional investors and financial institutions and their clients. This prospectus gives you important information about the Class I Shares of the S&P 500 Index Fund that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return. For more detailed information about the Fund, please see:

Principal Investment Strategies and Risks, Performance Information and Expenses	2

More Information About Fund Investments	5

Investment Adviser and Sub-Adviser	5

Purchasing, Selling and Exchanging Fund Shares	5

Disclosure of Portfolio Holdings Information	10

Dividends, Distributions and Taxes	11

Financial Highlights	12

How to Obtain More Information About SEI Index Funds	Back Cover

SEI INVESTMENTS / PROSPECTUS

Risk/Return Information

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The Fund's assets are managed under the direction of SEI Investments Management Corporation (SIMC) and one or more Sub-Advisers who manage portions of the Fund's assets in a way that they believe will help the Fund achieve its goal. SIMC acts as "manager of managers" for the Fund, and attempts to ensure that the Sub-Adviser complies with the Fund's investment policies and guidelines. SIMC also recommends the appointment of additional or replacement Sub-Advisers to the Fund's Board.

The Fund attempts to track the performance of a benchmark index. Factors such as cash flows, Fund expenses, imperfect correlation between the Fund's investments and those of its benchmark, rounding of share prices, changes to the benchmark, and regulatory policies may affect the Fund's ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is a composite of the prices of the securities it represents, rather than an actual portfolio of those securities, an index will have no expenses. As a result, the Fund, which will have expenses such as brokerage, custody, management fees and other operational costs, may not achieve its investment objective of accurately correlating to an index. Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. No matter how good a job the Adviser and the Sub-Adviser do, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The estimated level of volatility for the Fund is set forth in the Fund Summary that follows. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

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SEI INVESTMENTS / PROSPECTUS

S&P 500 INDEX FUND

Fund Summary

Investment Goal:  Investment results that correspond to the aggregate price and dividend performance of the securities in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing a sub-adviser, the Fund invests in the common stocks and other equity securities included in the S&P 500 Index

Investment Strategy

The S&P 500 Index Fund invests substantially all of its assets in securities listed in the S&P 500 Index, which is comprised of 500 selected securities (mostly common stocks). The Fund's ability to replicate the performance of the S&P 500 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. The Sub-Adviser selects the Fund's securities under the general supervision of SIMC, but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, market or financial analyses). Instead, the Sub-Adviser purchases a basket of securities that includes most of the companies in the S&P 500 Index. However, the Fund's Sub-Adviser may sell an investment if the merit of the investment has been substantially impaired by extraordinary events or adverse financial conditions.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that the performance of the Fund may deviate from the S&P 500 Index. The Sub-Adviser purchases only a representative portion of the securities in the S&P 500 Index, and performance of the Fund's portfolio of securities therefore may not match that of the S&P 500 Index. Depending on the Sub-Adviser's approach and the size of the Fund, the representative sample of securities in the S&P 500 Index that are actually held by the Fund may vary from time to time. In addition, the Fund is subject to the risk that its investment approach, which attempts to replicate the performance of the S&P 500 Index, may perform differently than other mutual funds which focus on particular equity market segments or invest in other asset classes.

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SEI INVESTMENTS / PROSPECTUS

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year for two years. The performance information shown is based on full calendar years.

Best Quarter: 15.23% (06/30/03)

Worst Quarter: -3.32% (03/31/03)

The Fund's Class I Shares total return from January 1, 2005 to June 30, 2005 was -1.16%.

Average Annual Total Returns

This table compares the Fund's average annual total returns for Class I Shares for the periods ended December 31, 2004 to those of the S&P 500 Index.

S&P 500 Index Fund - Class I	1 Year	Since Inception*
Fund Return Before Taxes	10.16%	9.66%
Fund Return After Taxes on Distributions**	9.92%	9.32%
Fund Return After Taxes on Distributions and Sale of Fund Shares**	6.90%	8.15%
S&P 500 Index Return (reflects no deduction for fees, expenses, or taxes)***	10.88%	10.38%

* The inception date of the Fund's Class I Shares is June 28, 2002. Index returns shown from June 30, 2002.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely recognized, market capitalization-weighted index (number of shares outstanding multiplied by stock price) of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and Nasdaq National Market. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

3

SEI INVESTMENTS / PROSPECTUS

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class I Shares
Investment Advisory Fees	0.03%
Distribution (12b-1) Fees	None
Other Expenses	0.75%
Total Annual Fund Operating Expenses	0.78%*

* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Fund's administrator and the Fund's distributor each voluntarily waived a portion of their fees in order to keep total operating expenses at a specified level. The Fund's administrator and/or the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

S&P 500 Index Fund - Class I Shares	0.65%

For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
S&P 500 Index Fund - Class I Shares	$80	$249	$433	$966

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SEI INVESTMENTS / PROSPECTUS

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary strategies, and the Fund will normally invest at least 90% of its assets in the types of securities described in this prospectus. However, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (SAI). Of course, there is no guarantee that the Fund will achieve its investment goal.

INVESTMENT ADVISER AND SUB-ADVISER

SEI Investments Management Corporation (SIMC) acts as the manager of managers of the Fund, and is responsible for the investment performance of the Fund since it allocates the Fund's assets to one or more Sub-Advisers and recommends hiring or changing Sub-Advisers to the Board of Trustees.

The Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Sub-Adviser to ensure compliance with the Fund's investment policies and guidelines and monitors the Sub-Adviser's adherence to its investment style. The Board of Trustees supervises SIMC and the Sub-Adviser, establishes policies that they must follow in their management activities, and oversees the hiring and termination of the Sub-Advisers recommended by SIMC. SIMC pays the Sub-Adviser out of the investment advisory fees it receives (described below).

SIMC, an SEC-registered adviser, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Adviser to the Fund. As of June 30, 2005, SIMC had approximately $67.4 billion in assets under management. For the fiscal year ended March 31, 2005, SIMC received advisory fees, as a percentage of the Fund's average net assets, at the annual rate of 0.03%.

A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement and the Fund's sub-advisory agreement is available in the Fund's March 31, 2005 annual report, which covers the period October 1, 2004 through March 31, 2005.

Barclays Global Fund Advisors (BGFA), located at 45 Fremont Street, San Francisco, California 94105, serves as the Sub-Adviser to the Fund. Ed Corallo and Patrick O'Connor have been primarily responsible for the day-to-day management of the Fund since 2000. Messrs. Corallo and O'Connor have been Portfolio Managers at BGFA since 2000.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed and ownership of securities in the Fund.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class I Shares of the Fund. The Fund offers Class I Shares only to financial institutions and intermediaries for their own or their customers' accounts. For more information on how to open an account and set up procedures for placing transactions, please call 1-800-DIAL-SEI.

How to Purchase Fund Shares

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

5

SEI INVESTMENTS / PROSPECTUS

Financial institutions and intermediaries may purchase Class I Shares by placing orders with the Fund's Transfer Agent (or its authorized agent). Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Generally, cash investments must be transmitted or delivered in federal funds to the Fund's wire agent by the close of business on the day after the order is placed. However, in certain circumstances the Fund at its discretion may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Fund's procedures and applicable law. The Fund reserves the right to refuse any purchase requests, particularly those that the Fund reasonably believes may not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading (usually defined as four or more "round trips" in a Fund in any twelve-month period). For more information regarding the Fund's policy and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

When you purchase, sell or exchange Fund shares through certain financial institutions (rather than directly from the Fund), you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Fund.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the net asset value per share (NAV) next determined after the intermediary receives the request if transmitted to the Fund in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

If you deal directly with a financial institution or financial intermediary, you will have to follow the institution's or intermediary's procedures for transacting with the Fund. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain broker-dealers or other financial intermediaries.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m. Eastern time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

PRICING OF FUND SHARES

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees.

The Fund's Fair Value Procedures are implemented through a Fair Value Committee (the Committee) designated by the Fund's Board of Trustees. The Fair Value Committee is currently composed of two members of the Board of Trustees, as well as representatives from the Fund's Adviser and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended, the security has been de-listed from a national exchange, the security's primary trading market is temporarily closed at a time when

6

SEI INVESTMENTS / PROSPECTUS

under normal conditions it would be open, or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider are: the facts giving rise to the need to fair value, the last trade price, the performance of the market or the issuer's industry, the liquidity or market capitalization of the security, the size of the holding in a Fund, or any other appropriate information.

A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

MINIMUM PURCHASES

To purchase Class I Shares for the first time, you must invest at least $100,000 in the Fund. Your subsequent investments in the Fund must be made in amounts of at least $1,000. The Fund may accept investments of smaller amounts at its discretion.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

"Market timing" refers to a pattern of frequent purchases and sales of the Fund's shares, often with the intent of earning arbitrage profits. Market timing can harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing the Fund to incur unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

The Fund is intended to be a long-term investment vehicle and is not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). This policy does not apply with respect to money market funds. The Fund's transfer agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, the Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in the Fund in the following circumstances:

i.  if the shareholder conducts four or more "round trips" in the Fund (other than a money market fund) in any twelve-month period. A round trip involves the purchase of shares of the Fund and subsequent redemption of all or most of those shares. An exchange into and back out of the Fund in this manner is also considered a round trip.

ii.  if the Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Fund in its sole discretion also reserves the right to reject any purchase request (including exchange requests) for any reason without notice.

7

SEI INVESTMENTS / PROSPECTUS

Judgments with respect to implementation of the Fund's policy are made uniformly and in good faith in a manner that the Fund believes is consistent with the best long-term interests of shareholders. When applying the Fund's policy, the Fund may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Fund.

The Fund's monitoring techniques are intended as a reasonable approach to identify and deter short-term trading in the Fund. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Fund without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Fund's monitoring techniques. Operational or technical limitations may also limit the Fund's ability to identify short-term trading activity.

While it is the Fund's intention that intermediaries trading in Fund shares will assist the Fund in enforcing the Fund's policies, certain intermediaries may be unable or unwilling to effectively enforce the Fund's trading or exchange restrictions. The Fund will monitor trading activity coming from such intermediaries and take reasonable steps to seek cooperation from any intermediary through which the Fund believes short-term trading activity is taking place.

Certain of the SEI funds are sold to participant-directed employee benefit plans. The Fund's ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Fund will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Fund may amend these policies and procedures in response to changing regulatory requirements to enhance the effectiveness of the program.

FOREIGN INVESTORS

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Accounts for the Fund are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

8

SEI INVESTMENTS / PROSPECTUS

The Fund will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Fund, however, reserves the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

How to Sell Your Fund Shares

If you hold Class I Shares, you may sell your shares on any Business Day by following the procedures established when you opened your account or accounts. If you have questions, call 1-800-DIAL-SEI. If you own shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Fund receives your request or after the Fund's authorized intermediary receives your request if transmitted to the Fund in accordance with the Fund's procedures and applicable law.

RECEIVING YOUR MONEY

Normally, the Fund will make payment on your sale of shares on the Business Day following the day on which it receives your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the Securities and Exchange Commission declares an emergency or for other reasons. More information about this is in the SAI.

9

SEI INVESTMENTS / PROSPECTUS

How to Exchange Your Shares

You may exchange your Class I Shares of the Fund for Class I Shares of any other SEI Fund on any Business Day through your financial institution or intermediary by mail or telephone. Your financial institution or intermediary may charge you a fee for its services. This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. The Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Fund follows these procedures, the Fund will not be responsible for any losses or costs incurred by following telephone instructions that the Fund reasonably believes to be genuine.

Distribution of Fund Shares

SEI Investments Distribution Co. (SIDCo.) is the distributor of the Fund. SIDCo. receives no compensation for distributing the Fund's Class I Shares.

For Class I Shares, shareholder servicing fees, as a percentage of average daily net assets, may be up to 0.25%. SIDCo. has voluntarily agreed to waive a portion of the shareholder servicing fees applicable to Class I Shares of the Fund. SIDCo. has no current intention to discontinue this voluntary fee waiver.

For Class I Shares, administrative service fees, as a percentage of daily net assets, may be up to 0.25%.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for the Fund can be obtained on the Internet at the following address: http://www.seic.com/fund_holdings_home.asp (the Portfolio Holdings Website). Ten calendar days after each month end, a list of the top ten portfolio holdings in the Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Thirty calendar days after the end of each month, a list of all portfolio holdings in the Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the first business day of the fifth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the Fund's policy and procedures on the disclosure of portfolio holdings information is available in the SAI.

10

SEI INVESTMENTS / PROSPECTUS

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund distributes its investment income quarterly as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below the Fund has summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are designated by the Fund as qualified dividend income are eligible for the reduced maximum rate to individuals of 15 percent (5 percent for individuals in lower tax brackets). Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.

More information about taxes is in the Fund's SAI.

11

SEI INVESTMENTS / PROSPECTUS

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Class I Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information has been audited by Ernst & Young LLP, an independent registered public accounting firm. Their report, along with the Fund's financial statements, appears in the annual report that accompanies the Fund's SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

FOR THE YEARS ENDED MARCH 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

		Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Securities		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions
S&P 500 Index Fund
CLASS I
2005		$34.72	$0.51	*	$1.56	*	$2.07	$0.50	$(0.03)	$(0.53)
2004		26.22	0.34	*	8.60	*	8.94	(0.44)	-	(0.44)
2003	(2)	30.63	0.33		(4.46)		(4.13)	(0.28)	-	(0.28)

		Net Asset Value, End of Period	Total Return(1)	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
S&P 500 Index Fund
CLASS I
2005		$36.26	5.97%	$11,452	0.65%	1.44%	0.78%	11%
2004		34.72	34.28	6,370	0.65	1.06	0.78	7
2003	(2)	26.22	(13.53)	1,707	0.65	1.17	0.78	7

* Per share amounts calculated using average shares method.

(1) Return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(2) Commenced operations June 28, 2002. All ratios for the period have been annualized.

Amounts designated as "-" are either $0 or have been rounded to $0.

12

S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Index Fund S&P 500 Inde

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated July 31, 2005 includes more detailed information about the Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Fund's holdings and contain information from the Fund's managers about fund strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or
More Information:

By Telephone:  Call 1-8OO-DIAL-SEI

By Mail:   Write to the Fund at:
  One Freedom Valley Drive
  Oaks, PA 19456

By Internet:  http://www.seic.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about the SEI Index Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following public address: publicinfo@sec.gov.

The SEI Index Funds' Investment Company Act registration number is 811-4283.

SEI-F-112 (7/05)

SEI Index Funds

S&P 500 Index Fund

Class I

Prospectus as of
July 31, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SEI INDEX FUNDS

Administrator:

SEI Investments Fund Management

Distributor:

SEI Investments Distribution Co.

Investment Adviser:

SEI Investments Management Corporation

Sub-Advisers:

Standish Mellon Asset Management Company LLC
Barclays Global Fund Advisors

This Statement of Additional Information is not a Prospectus. It is intended to provide additional information regarding the activities and operations of the SEI Index Funds (the "Trust") and should be read in conjunction with the Trust's Prospectus relating to Class A Shares of the S&P 500 Index and Bond Index Funds, the Prospectus relating to Class E Shares of the S&P 500 Index Fund and the Prospectus relating to Class I Shares of the S&P 500 Index Fund, each dated July 31, 2005. Prospectuses may be obtained without charge by writing the Trust's distributor, SEI Investments Distribution Co. (the "Distributor"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-800-342-5734. Unless otherwise defined herein, capitalized terms used herein but not defined herein shall have the respective meanings set forth in the Prospectus.

The Trust's financial statements for the fiscal year ended March 31, 2005, including notes thereto and the report of Ernst & Young LLP thereon, are herein incorporated by reference to the Trust's 2005 Annual Report. A copy of the 2005 Annual Report must accompany the delivery of this Statement of Additional Information.

July 31, 2005

TABLE OF CONTENTS

THE TRUST	S-2

INVESTMENT OBJECTIVES AND POLICIES	S-2

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS	S-5

American Depositary Receipts	S-5

Asset-Backed Securities	S-6

Equity Securities	S-6

Fixed Income Securities	S-7

Foreign Securities	S-9

Futures and Options on Futures	S-9

Illiquid Securities	S-10

Money Market Securities	S-11

Mortgaged-Backed Securities	S-11

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks	S-13

Options	S-14

Real Estate Investment Trusts	S-15

Repurchase Agreements	S-15

Securities Lending	S-16

Tracking Error	S-16

U.S. Government Securities	S-16

Variable and Floating Rate Instruments	S-17

When-Issued and Delayed Delivery Securities	S-17

Yankee Obligations	S-17

INVESTMENT LIMITATIONS	S-18

THE ADVISER AND SUB-ADVISERS	S-20

THE ADMINISTRATOR AND TRANSFER AGENT	S-24

DISTRIBUTION, SHAREHOLDER SERVICING AND ADMINISTRATIVE SERVICING	S-25

TRUSTEES AND OFFICERS OF THE TRUST	S-26

PROXY VOTING POLICIES AND PROCEDURES	S-32

DETERMINATION OF NET ASSET VALUE	S-33

PURCHASE AND REDEMPTION OF SHARES	S-35

TAXES	S-35

PORTFOLIO TRANSACTIONS	S-38

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	S-40

PORTFOLIO TURNOVER	S-41

DESCRIPTION OF SHARES	S-41

LIMITATION OF TRUSTEES' LIABILITY	S-41

CODES OF ETHICS	S-42

VOTING	S-42

SHAREHOLDER LIABILITY	S-42

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	S-43

CUSTODIAN	S-45

EXPERTS	S-45

LEGAL COUNSEL	S-45

APPENDIX A-DESCRIPTION OF RATINGS	A-1

July 31, 2005

THE TRUST

SEI Index Funds (the "Trust") is a diversified, open-end management investment company established as a Massachusetts business trust pursuant to a Declaration of Trust dated March 6, 1985. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest ("shares") and separate classes of series. Except for differences between Class A, Class E and Class I shares of the S&P 500 Index Fund pertaining to shareholder servicing and administrative servicing plans, each share of each fund represents an equal proportionate interest in that fund with each other share of that fund. This Statement of Additional Information relates to the Trust's S&P 500 Index Fund and the Bond Index Fund (the "Funds").

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

INVESTMENT OBJECTIVES AND POLICIES

S&P 500 INDEX FUND-The S&P 500 Index Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

The Fund invests substantially all of its assets in securities listed in the S&P 500 Index, which is comprised of 500 selected securities (mostly common stocks). The Fund will normally be invested in index stocks and other securities which comprise the S&P 500 Index, except when changes are made to the S&P 500 Index itself. The Fund's policy is to be fully invested in common stocks and other securities included in the S&P 500 Index, and it is expected that cash reserve items would normally be less than 10% of net assets. The equity securities in which the Fund invests are common stocks, preferred stocks, securities convertible into common stock and American Depositary Receipts ("ADRs"). The Fund may invest in U.S. dollar denominated obligations or securities of foreign issuers. The Fund may also purchase shares of real estate investment trusts ("REITs"). The Fund may invest cash reserves in securities issued by the U.S. Government, its agencies or instrumentalities, bankers' acceptances, commercial paper rated at least A-1 by Standard & Poor's Corporation ("S&P") and/or Prime-1 by Moody's Investors Services, Inc. ("Moody's"), certificates of deposit and repurchase agreements involving such obligations. Such investments will not be used for defensive purposes.

The Fund may enter into stock index futures contracts to maintain adequate liquidity to meet its redemption demands while maximizing the level of the Fund's assets which are tracking the performance of the S&P 500 Index, provided that the value of these contracts does not exceed 20% of the Fund's total assets. The Fund may only purchase those stock index futures contracts-such as futures contracts on the S&P 500 Index-that are likely to closely replicate the performance of the S&P 500 Index. The Fund also can sell such futures contracts in order to close out a previously established position. The Fund will not enter into any stock index futures contract for the purpose of speculation, and will only enter into contracts traded on national securities exchanges with standardized maturity dates.

The Fund may lend a portion of its assets to qualified institutions for the purpose of realizing additional income. The Fund may invest in illiquid securities; however, not more than 10% of its total assets will be invested in such instruments. The Fund may enter into forward commitments, or purchase securities on a when-issued or delayed delivery basis.

The Fund's ability to replicate the performance of the S&P 500 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. Adjustments made to accommodate cash flows will track the S&P 500 Index to the maximum extent possible, and may result in brokerage expenses for the Fund. Over time, the correlation between the performance of the Fund and the S&P 500 Index is expected to be over 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500 Index.

An investment in shares of the Fund involves risks similar to those of investing in a portfolio consisting of the common stocks and other securities of some or all of the companies included in the S&P 500 Index.

The weightings of securities in the S&P 500 Index are based on each security's relative total market value, i.e., market price per share times the number of shares outstanding. Because of this weighting, approximately 50% of the S&P 500 Index is currently composed of stocks of the 50 largest companies in the S&P 500 Index, and the S&P 500 Index currently represents over 60% of the market value of all U.S. common stocks listed on the New York Stock Exchange ("NYSE").

The Fund does not seek to "beat" the markets it tracks and does not seek temporary defensive positions when markets appear overvalued. Barclays Global Fund Advisors ("BGFA"), the Fund's investment sub-adviser, makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analyses). The adverse financial situation of a company usually will not result in the elimination of a security from the Fund. However, an investment may be removed from the Fund if, in the judgment of BGFA, the merit of the investment has been substantially impaired by extraordinary events or adverse financial conditions. Furthermore, administrative adjustments may be made in the Fund from time to time because of mergers, changes in the composition of the S&P 500 Index and similar reasons. In certain circumstances, BGFA may exercise discretion in determining whether to exercise warrants or rights issued in respect to Fund securities or whether to tender Fund securities pursuant to a tender or exchange offer.

Use of S&P Trade Name. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the purchasers of the Fund or any member of the public regarding the advisability of investing in index funds or the Fund or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the licensee, the Trust, is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the licensee or the Fund. S&P has no obligation to take the needs of the licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of, the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BOND INDEX FUND-The Bond Index Fund currently seeks to provide investment results that correspond to the aggregate price and interest performance of the Lehman Aggregate Bond Index (the "Lehman Index").

The Lehman Index tracks the performance of debt securities and includes fixed rate debt issues rated investment grade or higher by one or more nationally recognized statistical ratings organizations ("NRSROs"). All issues have at least one year to maturity and an outstanding par value of at least $250 million. Lehman Brothers, Inc. is neither a sponsor of nor in any other way affiliated with the Trust. Inclusion of a security in the Lehman Index in no way implies an opinion of Lehman Brothers, Inc. as to its attractiveness or appropriateness as an investment.

The Fund invests exclusively in investment grade (i.e., BBB-/Baa3 or better at the time of purchase) corporate and government fixed income securities, including mortgage-backed securities, of U.S. and foreign issuers included in the Lehman Index. The Fund will invest in the following obligations: (i) debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (ii) investment-grade debt obligations issued by U.S. corporations; (iii) debt obligations issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies; (iv) mortgage-backed securities, including conventional 15- and 30-year fixed rate mortgages, graduated payment mortgages, balloon mortgages and adjustable rate mortgages; (v) asset-backed securities; and (vi) any other issues that are included in the Lehman Index. The Fund may purchase securities representing interests in mortgage pools guaranteed by U.S. Government agencies or instrumentalities, including Government National Mortgage Association ("GNMA"), Fannie Mae and Federal Home Loan Mortgage Corporation ("Freddie Mac"), conventional mortgage-pass through obligations, and Federal Housing Administration-insured mortgage pools. In addition, the Fund may purchase debt obligations on a when-issued basis. The Fund may invest in U.S. dollar denominated obligations or securities of foreign issuers.

The Fund may invest in restricted securities, including Rule 144A securities, included in the Lehman Index. The Fund may lend a portion of its assets to qualified institutions for the purpose of realizing additional income. The Fund may invest in illiquid securities; however, not more than 10% of its total assets will be invested in such instruments. The Fund may enter into forward commitments, or purchase securities on a when-issued or delayed delivery basis.

Fixed income securities in which the Fund may invest must be rated BBB- or better by S&P or Fitch Rating Services, Inc. ("Fitch") or Baa3 or better by Moody's at the time of purchase. Debt securities rated BBB- or Baa3 lack outstanding investment characteristics and have speculative characteristics as well. In the event that a security held by the Fund is downgraded below investment grade, the Fund's sub-adviser will promptly review the situation and take appropriate action with regard to the security, including the actions discussed below.

If an obligation which is included in the Lehman Index on the first day of the month ceases to meet any of the qualifications for inclusion in the Lehman Index during that month, the obligation remains in the Lehman Index through the end of that month and then is eliminated from the Lehman Index. Standish Mellon Asset Management Company LLC ("Standish Mellon"), the Fund's investment sub-adviser, will monitor portfolio securities in order to determine whether any of these obligations have ceased to qualify for inclusion in the Lehman Index. If an obligation has ceased to qualify for inclusion in the Lehman Index as a result of: (i) a lowered investment rating; (ii) an aggregate outstanding principal amount of less than $250 million; or (iii) a remaining maturity that no longer exceeds one year (collectively, "Ineligible Obligations"), the investment sub-adviser may either undertake to sell such Ineligible Obligations as quickly as is financially prudent, which may be prior to or later than the time that obligation is removed from the Lehman Index, or may determine to retain the security. To the extent that the investment sub-adviser determines to retain Ineligible Obligations, such Ineligible Obligations, together with cash and money market instruments, will not exceed 20% of the Fund's net assets. Although the Fund retains the right to invest up to 20% of its net assets in Ineligible Obligations, cash and money market instruments, these items are expected to constitute less than 10% of the net assets of the Fund. Obligations held by the Fund that became Ineligible Obligations as a result of being rated below investment grade (which securities are often referred to as "junk bonds") will not constitute more than 5% of the Fund's net assets. In addition, cash holdings will not exceed 5% of the Fund's net assets. In addition, obligations that become eligible for inclusion in the Lehman Index during a particular month generally will not actually be included in the Lehman Index until the next month. However, the Fund may elect to purchase any such obligation and deem it to be included in the Lehman Index once it becomes eligible.

The Fund's ability to duplicate the performance of the Lehman Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses, and the capability of Standish Mellon to select a representative sample of the securities included in the Lehman

Index. Standish Mellon makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, market or financial analyses). The Fund generally will not hold all of the individual issues which comprise the Lehman Index because of the large number of securities involved. Instead, the Fund will hold a representative sample of the securities in the Lehman Index, selecting a limited number of issues to represent entire "classes" of securities and dividing those classes into sectors based on issuers, quality and maturity. Standish Mellon will purchase various types of securities in an attempt to approximate the class and sector weighings of the Lehman Index. The percentage of the Fund's assets to be invested in the aggregate obligations included in a particular sector of the Lehman Index will approximate, to the maximum extent feasible, the percentage such sector represents in the Lehman Index. To the extent that the size of the Fund's assets limits the number of issues that the Fund can purchase, there is more potential for deviation from the Lehman Index's performance than at larger asset levels.

The Fund in the aggregate generally will have a dollar-weighted average duration that is consistent with that of the Lehman Index (4.1 years as of June 30, 2005).

There can be no assurance that the Funds will achieve their respective investment objectives.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices discussed in the Funds' "Investment Objectives and Policies" section and the associated risk factors. A Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of the Fund's adviser or sub-adviser, as applicable, such investment will be advantageous to the Fund. A Fund is free to reduce or eliminate its activity in any of these areas. The adviser or sub-adviser, as applicable, will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with and permitted by a Fund's stated investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund's objectives.

AMERICAN DEPOSITARY RECEIPTS-American Depositary Receipts ("ADRs"), as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer;

typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

ASSET-BACKED SECURITIES-Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Other asset-backed securities may be created in the future. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations. Asset-backed securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder. There may be a limited secondary market for such securities.

EQUITY SECURITIES-Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks, which may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate. The Funds purchase and sell equity securities in various ways, including securities listed on recognized foreign exchanges, traded in the United States on registered exchanges or in the over-the-counter market. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

FIXED INCOME SECURITIES-Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. The market value of the fixed income securities in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect a Fund's net asset value.

Additional information regarding fixed income securities is described below:

Duration. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

Investment Grade Fixed Income Securities. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by an NRSRO, or, if not rated, are determined to be of comparable quality by a Fund's adviser or a sub-adviser, as applicable. See "Appendix A-Description of Ratings" for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Fixed income securities rated BBB- or Baa3 lack outstanding investment characteristics, and have speculative characteristics as well. In the event a security owned by a Fund is downgraded, the Fund's adviser or sub-adviser, as applicable, will review the situation and take appropriate action with regard to the security.

Lower Rated Securities. Lower rated bonds are commonly referred to as "junk bonds" or high yield/high risk securities. Lower rated securities are defined as securities rated below the fourth highest rating category by an NRSRO. Such obligations are speculative and may be in default.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., junk bonds or high yield/high risk) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities generally are not meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund's adviser or a sub-adviser, as applicable, could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating such Fund's net asset value. Prices for high yield securities may also be affected by legislative and regulatory developments.

Lower rated or unrated fixed income obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

Growth of High Yield Bond, High-Risk Bond Market. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

Sensitivity to Interest Rate and Economic Changes. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may affect adversely a Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market.

Taxes. A Fund may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

FOREIGN SECURITIES-Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuations in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

FUTURES AND OPTIONS ON FUTURES-Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the Commodities Futures Trading Commission ("CFTC"). Consistent with CFTC regulations, the Funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act. A Fund may use futures contracts and related options for either hedging purposes or risk management purposes, as permitted by its stated investment policies. Instances in which a Fund may use futures contracts and related options for risk management purposes include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position as required by the Investment Company Act of 1940, as amended (the "1940 Act"). A Fund may also "cover" its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may "cover" its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may also "cover" its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also "cover" its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may "cover" its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and options on futures, including the following: (1) the success of a hedging strategy may depend on the adviser's or sub-adviser's, as applicable, ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

ILLIQUID SECURITIES-Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees (the "Board"). Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the adviser or sub-adviser, as applicable, determines the liquidity of the Fund's investments. In determining the liquidity of a Fund's investments, the adviser or sub-adviser, as applicable, may consider various factors, including: (1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

MONEY MARKET SECURITIES-Money market securities include short-term U.S. Government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by an NRSRO, such as S&P or Moody's, or determined by the adviser or sub-adviser, as applicable, to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. For a description of ratings, see "Appendix A-Description of Ratings" to this Statement of Additional Information.

MORTGAGE-BACKED SECURITIES-Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages. Mortgage-backed securities are described in more detail below:

Government Pass-Through Securities. These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and Freddie Mac. GNMA, Fannie Mae, and Freddie Mac each guarantee timely distribution of interest to certificate holders. GNMA and Fannie Mae also each guarantee timely distribution of scheduled principal. In the past, Freddie Mac has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, Freddie Mac now issues mortgage-backed securities ("FHLMC Gold PCs") which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") that are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-backed securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not backed by the full faith and credit of the United States and, therefore are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac.

Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors.

Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Private Pass-Through Securities. Private pass-through securities are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancements, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

Commercial Mortgage-Backed Securities ("CMBS"). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan of sale of the property.

CMOs. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody's. Many CMOs are issued with a number of classes or series which have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Parallel Pay Securities; PAC Bonds. Parallel pay CMOs and REMICS are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Adjustable Rate Mortgage Securities ("ARMS"). ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Estimated Average Life. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF
U.S. BANKS-A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid. Additional information about illiquid securities is provided under the section "Illiquid Securities."

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities. Additional information about illiquid securities is provided under the section "Illiquid Securities."

OPTIONS-A Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered" as required by the 1940 Act.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices or securities must be "covered" as required by the 1940 Act.

Each Fund may trade put and call options on securities and securities indices as the adviser or sub-adviser, as applicable, determines is appropriate in seeking the Fund's investment objective, and except as restricted by each Fund's investment limitations as set forth below. See "Investment Limitations."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write (i.e., sell) "covered" call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the Securities and Exchange Commission's ("SEC") position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks. Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

REAL ESTATE INVESTMENT TRUSTS-REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Code relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REPURCHASE AGREEMENTS-A repurchase agreement is an agreement in which one party sells securities to another party in return for cash, with an agreement to repurchase equivalent securities at an agreed price and on an agreed future date. A Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by the adviser or sub-adviser, as applicable. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement. The adviser or sub-adviser, as applicable, monitors compliance with this requirement, as well as the ongoing financial condition and creditworthiness of the counterparty. Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the adviser or sub-adviser, as applicable, liquidity or other considerations so warrant.

SECURITIES LENDING-Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 331/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

TRACKING ERROR-The following factors may affect the ability of the Funds to achieve correlation with the performance of their respective benchmarks: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) a Fund holding less than all of the securities in the benchmark and/or securities not included in the benchmark; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) a Fund holding instruments traded in a market that has become illiquid or disrupted; (6) Fund share prices being rounded to the nearest cent; (7) changes to the index hedged that are not disseminated in advance; (8) the need to conform a Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements. In addition, the adviser's or sub-adviser's, as applicable, use of hedging techniques will generally cause a Fund's performance to diverge from that of its respective index at times when hedges are employed.

U.S. GOVERNMENT SECURITIES-Examples of types of U.S. Government obligations in which a Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Student

Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (e.g., obligations of GNMA), others are supported by the right of the issuer to borrow from the Treasury (e.g., obligations of Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (e.g., obligations of Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

VARIABLE AND FLOATING RATE INSTRUMENTS-Certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES-When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the adviser or sub-adviser, as applicable, deems it appropriate. When a Fund purchases when-issued or delayed delivery securities, it will "cover" its position as required by the 1940 Act.

YANKEE OBLIGATIONS-Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

The Yankee obligations selected for a Fund will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

INVESTMENT LIMITATIONS

The following investment limitations are fundamental policies of each Fund that cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of: (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy; or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Neither Fund may:

  1.  Purchase securities of an issuer if it would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  2.  Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  3.  Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  4.  Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  5.  Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from to time.

  6.  Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following investment limitations are non-fundamental policies of each Fund and may be changed by the Board of Trustees without shareholder approval.

Neither Fund may:

  1.  Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer. This restriction applies to 75% of each Fund's total assets.

  2.  Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  3.  Borrow money, except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of that Fund. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur, and is not for investment purposes. All borrowings will be repaid before the Fund makes additional investments and any interest paid on such borrowings will reduce the income of that Fund.

  4.  Make loans, except that each Fund: (i) may enter into repurchase agreements, provided that repurchase agreements and time deposits maturing in more than seven days, and other illiquid securities, including securities which are not readily marketable or are restricted, are not to exceed, in the aggregate, 10% of the Fund's total assets; (ii) may engage in securities lending as described in this Statement of Additional Information; and (iii) may purchase or hold debt instruments in accordance with its investment objectives and policies.

  5.  Pledge, mortgage or hypothecate assets except to secure temporary borrowings as described in this Statement of Additional Information in aggregate amounts not to exceed 10% of the net assets of the Fund taken at current value at the time of the incurrence of such loan and, and as to the S&P 500 Index Fund, in connection with stock index futures trading as provided in this Statement of Additional Information.

  6.  Invest in companies for the purpose of exercising control.

  7.  Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts. However, subject to its permitted investments, a Fund may purchase: (i) obligations issued by companies which invest in real estate, commodities or commodities contracts; and (ii) commodities contracts related to financial instruments, such as financial futures contracts.

  8.  Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

  9.  Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder and may only purchase securities of money market funds.

  10.  Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in this Statement of Additional Information or as permitted by rule, regulation or order of the SEC.

  11.  Purchase warrants, puts, calls, straddles, spreads or combinations thereof.

  12.  Invest in interests in oil, gas or other mineral exploration or development programs.

  13.  Invest more than 10% of its net assets in illiquid securities.

The foregoing percentages and percentage limitations (except the limitation on borrowings and illiquid securities) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

The following descriptions of the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than U.S. Government securities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 331/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Each Fund's investment policy on lending is set forth above.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The Funds have adopted a fundamental policy that would permit direct investment in real estate. However, the Funds have a non-fundamental investment limitation that prohibits the Funds from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Funds' Board of Trustees.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

THE ADVISER AND SUB-ADVISERS

General. SEI Investments Management Corporation ("SIMC") is a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), a financial services company. The principal business address of SIMC and SEI Investments is One Freedom Valley Drive, Oaks, Pennsylvania, 19456. SEI Investments was founded in 1968, and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. SIMC and its affiliates serve as adviser to more than 8 investment companies, including more than 70 funds, with approximately $67.4 billion in assets under management as of June 30, 2005.

Manager of Managers Structure. SIMC is the investment adviser for each of the Funds, and operates as a "manager of managers." SIMC and the Trust have obtained an exemptive order from the SEC that permits SIMC, with the approval of the Board, to retain sub-advisers unaffiliated with SIMC for the Funds without submitting the sub-advisory agreements to a vote of the respective Fund's shareholders. Among other things, the exemptive relief permits the non-disclosure of amounts payable by SIMC under such sub-advisory agreements. The Funds will notify shareholders in the event of any change in the identity of their sub-advisers.

SIMC oversees the investment advisory services provided to the Funds and manages the cash portion of the Funds' assets. Pursuant to a separate sub-advisory agreement with SIMC, and under the supervision of SIMC and the Board of Trustees, the sub-advisers to the Funds are responsible for the day-to-day investment management of all or a discrete portion of the assets of each Fund. Sub-advisers are also responsible for managing their employees who provide services to the Funds. Sub-advisers are selected for the Funds based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively a sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies.

Subject to Board review, SIMC evaluates sub-adviser performance and oversees sub-adviser compliance with the Funds' investment objectives, policies and restrictions. SIMC has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee sub-advisers and recommend their hiring, termination and replacement.

BGFA serves as the sub-adviser to the S&P 500 Index Fund. BGFA is a direct subsidiary of Barclays Global Investors, N.A., which in turn is an indirect subsidiary of Barclays Bank PLC.

Standish Mellon serves as the sub-adviser to the Bond Index Fund. Standish Mellon is a limited liability company, which is majority owned by Fixed Income (MA) Trust, which is owned by Fixed Income (DE) Trust which is in turn a wholly-owned subsidiary of Mellon Financial Corporation.

Advisory and Sub-Advisory Fees. For its advisory services, SIMC is entitled to a fee, which is calculated daily and paid monthly, at the annual rate of 0.03% of the average daily net assets of the S&P 500 Index Fund and 0.07% of the average daily net assets of the Bond Index Fund. For the fiscal years ended March 31, 2003, 2004 and 2005 the S&P 500 Index Fund paid advisory fees of $460,208 (after fee waivers of $0), $446,731 (after fee waivers of $0) and $515,287 (after fee waivers of $0), respectively, to SIMC. For the period November 1, 2004 to March 31, 2005, the Bond Index Fund paid advisory fees of $16,072 (after fee waivers of $0) to SIMC. For the fiscal years ended March 31, 2003 and 2004 and the period April 1, 2004 to October 31, 2004, the Bond Index Fund paid fees of $48,940 (after fee waivers of $0), $57,489 (after fee waivers of $0) and $28,222 (after fee waivers of $0), respectively, to Standish Mellon, the Fund's former adviser. SIMC pays the sub-advisers out of its investment advisory fees.

For the fiscal years ended March 31, 2003, 2004 and 2005, SIMC paid BGFA a sub-advisory fee of $306,486 (after fee waivers of $0), $297,859 (after fee waivers of $0) and $339,734 (after fee waivers of $0).

For the period November 1, 2004 to March 31, 2005, SIMC paid Standish Mellon a sub-advisory fee of $12,868 (after fee waivers of $0).

Advisory and Sub-Advisory Agreements. Each advisory and sub-advisory agreement (each an "Investment Advisory Agreement") provides that the adviser or sub-adviser, as applicable, shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of each Investment Advisory Agreement must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of the Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Investment Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the adviser or sub-adviser, as applicable, or by the adviser or sub-adviser on 90 days' written notice to the Trust.

Portfolio Management.

BGFA

Compensation. SIMC pays BGFA a fee based on the assets under management of the S&P 500 Index Fund as set forth in an investment sub-advisory agreement between BGFA and SIMC. BGFA pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the S&P 500 Index Fund. The following information relates to the period ended March 31, 2005.

Each Portfolio Manager receives a salary and is eligible to receive an annual bonus. Each Portfolio Manager's salary is a fixed amount generally determined annually based on a number of factors, including, but limited to, the Portfolio Manager's title, scope of responsibilities, experience and knowledge. Each Portfolio Manager's bonus is a discretionary amount determined annually based on the overall profitability of the various Barclays Global Investors ("BGI") companies worldwide, the performance of the Portfolio Manager's business unit, and an assessment of the Portfolio Manager's individual performance. The Portfolio Manager's salary and annual bonus are paid in cash. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a "select group of management or highly compensated employees (within the meaning of ERISA section 401(a))" as so specified under the terms of BGI's Compensation Deferral Plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that Plan.

Ownership of Fund Shares. As of the end of the Fund's most recently completed fiscal year, the Portfolio Managers did not beneficially own any shares of the S&P 500 Index Fund.

Other Accounts. As of March 31, 2005, in addition to the S&P 500 Index Fund, the Portfolio Managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Ed Corallo	60	*	$76,393,130,652	2	*	$1,235,585,422	8	*	$2,338,549,334
Patrick O'Connor	60	*	$76,393,130,652	2	*	$1,235,585,422	10	*	$2,338,848,763

*  Accounts are not subject to a performance-based advisory fee.

Conflicts of Interests. Certain of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seek to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or sampling the securities that compose those indexes based on objective criteria and data. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the S&P 500 Index Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the S&P 500 Index Fund, seeking such investment opportunity. As a consequence, from time to time the S&P 500 Index Fund may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the S&P 500 Index Fund, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio's or account's gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, interestholders of the S&P 500 Index Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers' favoring those portfolios or accounts with incentive-based fee arrangements.

Standish Mellon

Compensation. SIMC pays Standish Mellon a fee based on the assets under management of the Bond Index Fund as set forth in an investment sub-advisory agreement between Standish Mellon and SIMC. Standish Mellon pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Bond Index Fund. The following information relates to the period ended March 31, 2005.

Each Portfolio Manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the Standish Mellon Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish Mellon's performance. The Portfolio Managers are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for Portfolio Managers are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to Standish Mellon.

All Portfolio Managers are also eligible to participate in the Standish Mellon Long Term Incentive Plan. This Plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of Standish Mellon (capped at 20% per year). Management has discretion with respect to actual participation.

Portfolio Managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Standish Mellon's Elective Deferred Compensation Plan.

Ownership of Fund Shares. As of the end of the Fund's most recently completed fiscal year, the Portfolio Manager did not beneficially own any shares of the Bond Index Fund.

Other Accounts. As of March 31, 2005, in addition to the Bond Index Fund, the Portfolio Manager is responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Gregory D. Curran	0	*	$0	7	*	$2,200,000,000	63	*	$11,110,000

*  Accounts are not subject to a performance-based advisory fee.

Conflicts of Interests. When a Portfolio Manager is responsible for the management of more than one account, the potential arises for the Portfolio Manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Standish Mellon does not believe that any material conflicts are likely to arise out of a Portfolio Manager's responsibility for the management of the Bond Index Fund as well as one or more other accounts. Standish Mellon has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a Portfolio Manager has a financial incentive to favor one account over another.

A Portfolio Manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. Standish Mellon has policies that require a Portfolio Manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

A Portfolio Manager could favor one account over another in the order in which trades for the accounts are placed. If a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a Portfolio Manager intends to trade the same security for more than one account, the policies of Standish Mellon generally requires that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Standish Mellon will place the order in a manner intended to result in as favorable a price as possible for such client.

A Portfolio Manager may favor an account if the Portfolio Manager's compensation is tied to the performance of that account rather than all accounts managed by the Portfolio Manager. If, for example, the Portfolio Manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the Portfolio Manager will have a financial incentive to seek to have the accounts that determine the Portfolio Manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Standish Mellon receives a performance-based advisory fee, the Portfolio Manager may favor that account, whether or not the performance of that account directly determines the Portfolio Manager's compensation. The investment performance on specific accounts, is not a factor in determining the Portfolio Manager's compensation.

A Portfolio Manager may favor an account if the Portfolio Manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the Portfolio Manager held an interest in an investment partnership that was one of the accounts managed by the Portfolio Manager, the Portfolio Manager would have an economic incentive to favor the account in which the Portfolio Manager held an interest. Standish Mellon imposes certain trading restrictions and reporting requirements for accounts in which a Portfolio Manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

If the different accounts have materially and potentially conflicting investment objections or strategies, a conflict of interest may arise. For example, if a Portfolio Manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making Portfolio Manager assignments, Standish Mellon seeks to avoid such potentially conflicting situations. However, where a Portfolio Manager is responsible for accounts with differing investment objectives and policies, it is possible that the Portfolio Manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

THE ADMINISTRATOR AND TRANSFER AGENT

General. SEI Investments Fund Management (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SIMC, a wholly-owned subsidiary of SEI Investments, is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration and transfer agency agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative and transfer agency services or employs certain other parties, including its affiliates, who provide such services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (a) by a vote of a majority of the Trustees of the Trust on not less than 60 days' written notice to the Administrator; or (b) by the Administrator on not less than 90 days' written notice to the Trust.

If operating expenses of either Fund exceed applicable limitations, the Administrator will pay such excess. The Administrator will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Code. The term "expenses" is defined in such laws or regulations, and generally excludes brokerage commissions, distribution expenses, taxes, interest and extraordinary expenses.

Administration Fees Paid to the Administrator. For the fiscal years ended March 31, 2003, 2004 and 2005, the following table shows: (i) the dollar amount of fees paid to the Administrator by each Fund; and (ii) the dollar amount of the Administrator's voluntary fee waivers:

	Fees Paid (000)			Fee Waivers (000)
Fund	2003	2004	2005	2003	2004	2005
S&P 500 Index Fund	$2,855	$2,781	$3,306	$520	$495	$473
Bond Index Fund	$198	$230	$180	$47	$57	$41

DISTRIBUTION, SHAREHOLDER SERVICING AND ADMINISTRATIVE SERVICING

General. SEI Investments Distribution Co. (the "Distributor"), serves as each Fund's distributor. The Distributor, a wholly-owned subsidiary of SEI Investments, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Distribution Agreement with the Trust. The Distributor serves as each Fund's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. The Distribution Agreement is renewable annually and may be terminated by the Distributor, a majority vote of the Trustees who are not parties to the Distribution Agreement or an "interested person" (as the term is defined in the 1940 Act) or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party. No compensation is paid to the Distributor under the Distribution Agreement.

Shareholder Servicing Plans. The Trust has adopted shareholder servicing plans for the Class A, Class E and Class I shares (each a "Service Plan" and, collectively, the "Service Plans"). Under the Service Plans for Class A and Class E shares, the Distributor may perform, or may compensate other service providers for performing, the following shareholder and administrative services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan for Class I shares, the Distributor may perform, or may compensate other service providers for performing, the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided in investments; and assisting clients in changing dividend options, account designations and addresses.

Administrative Servicing Plan. The Trust has adopted an administrative servicing plan for the Class I shares (the "Administrative Service Plan"). Under the Administrative Service Plan, the Distributor may perform, or may compensate other service providers for performing, the following administrative services: providing subaccounting with respect to shares beneficially owned by clients; providing information periodically to clients showing their positions in shares; forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to clients; processing purchase, exchange and redemption requests from clients and placing such orders with a Fund or its service providers; processing dividend payments from a Fund on behalf of its clients; and providing such other similar services as a Fund may, through the Distributor, reasonably request to the extent that the service provider is permitted to do so under applicable laws or regulations.

Related Fees. Certain institutions may also charge separate fees for related services. It is possible that an institution may offer different classes of shares to its customers and thus receive compensation with respect to different classes. Certain Class A, Class E and Class I shareholders offering shares to their customers may be required to register as dealers pursuant to state laws.

Distribution Expenses Incurred by Adviser. The Funds may be sold through independent registered investment advisors ("Financial Advisors") who provide end investors with advice and services in connection with investments into the SEI Funds. In connection with its distribution activities, SIMC (the Funds' adviser) and its affiliates may provide Financial Advisors, without charge, asset allocation models and strategies, custody services, risk profiling tools, and other investment information and services to support a Financial Advisor's advice process.

TRUSTEES AND OFFICERS OF THE TRUST

Board of Trustees Responsibilities. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees are responsible for overseeing each of the Funds and each fund of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust (the "Fund Complex"), which currently consists of 70 funds and includes funds not described in this Statement of Additional Information. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Members of the Board of Trustees. Set forth below are the name, date of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. The business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Interested Trustees.

ROBERT A. NESHER (DOB 08/17/46)-Chairman of the Board of Trustees* (since 1985)-Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments-Unit Trust Management (UK), SEI Global Nominee Ltd., SEI Multi-Strategy Funds PLC, SEI Absolute Return Master Fund, L.P., SEI Opportunity Master Fund, L.P., SEI Absolute Return Fund, L.P. and SEI Opportunity Fund, L.P. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

WILLIAM M. DORAN (DOB 05/26/40)-Trustee* (since 1985)-1701 Market Street, Philadelphia, PA 19103. Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Director of the Distributor since 2003. Director of SEI Investments-Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited and SEI Asset Korea Co., Ltd. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

*  Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Funds as that term is defined in the 1940 Act by virtue of their relationship with the Trust's Distributor and SIMC.

Independent Trustees.

F. WENDELL GOOCH (DOB 12/03/32)-Trustee (since 1985)-Retired. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds and STI Classic Variable Trust.

JAMES M. STOREY (DOB 04/12/31)-Trustee (since 1994)-Attorney, Solo Practitioner since 1994. Partner, Dechert Price & Rhoads (law firm), September 1987-December 1993. Trustee of U.S. Charitable Gift Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, The MDL Funds, Massachusetts Health and Education Tax-Exempt Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42)-Trustee (since 1996)-Self-employed Consultant, Newfound Consultants Inc. since April 1997. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, The MDL Funds, SEI Absolute Return Master Fund, L.P., SEI Opportunity Master Fund, L.P., SEI Absolute Return Fund, L.P., SEI Opportunity Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROSEMARIE B. GRECO (DOB 03/31/46)-Trustee (since 1999)-Director, Governor's Office of Health Care Reform, Commonwealth of Pennsylvania since 2003. Founder and Principal, Grecoventures Ltd. from 1999 to 2002. Director, Sunoco, Inc. and Exelon Corporation. Trustee of Pennsylvania Real Estate Investment Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

NINA LESAVOY (DOB 07/24/57)-Trustee (since 2003)-Managing Partner, Cue Capital since March 2002. Managing Partner and Head of Sales, Investorforce, March 2000-December 2001. Global Partner working for the CEO, Invesco Capital, January 1998-January 2000. Head of Sales and Client Services, Chancellor Capital and later LGT Asset Management, 1986-2000. Trustee/Director of SEI Absolute Return Master Fund, L.P., SEI Opportunity Master Fund, L.P., SEI Absolute Return Fund, L.P., SEI Opportunity Fund, L.P., SEI Asset Allocation Trust, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Institutional International Trust and SEI Institutional Investments Trust.

JAMES M. WILLIAMS (DOB 10/10/47)-Trustee (since 2004)-Vice President and Chief Investment Officer, J. Paul Getty Trust, Non Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

Board Standing Committees.  The Board has established the following standing committees:

•  Audit Committee.  The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditors and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent auditors to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditors and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditors that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Gooch, Storey, Sullivan and Williams, Ms. Greco and Ms. Lesavoy currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 4 times during the Trust's most recently completed fiscal year.

•  Fair Value Pricing Committee.  The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available or are deemed to be unreliable by the Fund's adviser or sub-adviser, as applicable. The Fair Value Pricing Committee's determinations are reviewed by the Board. Messrs. Nesher and Sullivan currently serve as the Board's delegates on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 2 times during the Trust's most recently completed fiscal year. Additional information about fair value pricing is provided under the section "Determination of Net Asset Value."

•  Nominating Committee.  The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee operates under procedures approved by the Board which provide that the Nominating Committee will consider nominees recommended by shareholders when such recommendations are submitted in writing addressed to the Nominating Committee at the Trust's address. Messrs. Gooch, Storey, Sullivan and Williams, Ms. Greco and Ms. Lesavoy currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and met 3 times during the Trust's most recently completed fiscal year.

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements. The Trust and SIMC have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the Funds and may manage the cash portion of the Funds' assets. Pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements" and together with the Advisory Agreement, the "Investment Advisory Agreements") with SIMC, and under the supervision of SIMC and the Board, the sub-advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The sub-advisers also are responsible for managing their employees who provide services to these Funds. The sub-advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively each sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies.

As discussed in the section of this Statement of Additional Information entitled "The Adviser and Sub-Advisers," the 1940 Act requires that the initial approval of, as well as the continuation of, each Fund's Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approvals, the Fund's Trustees must request and evaluate, and SIMC and sub-advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory

Agreements. In addition, the SEC takes the position that, as part of their fiduciary duties with respect to a mutual fund's fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year that are dedicated to considering whether to renew the Investment Advisory Agreements between the Trust and SIMC and SIMC and each of the sub-advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the sub-advisers, including information about SIMC and the sub-advisers' affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from Fund counsel and independent counsel to the Independent Trustees regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust's Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the sub-advisers.

Specifically, the Board requested and received written materials from SIMC and each sub-adviser regarding: (a) the quality of SIMC's and sub-advisers' investment management and other services; (b) SIMC's and sub-advisers' investment management personnel; (c) SIMC's and sub-advisers' operations and financial condition; (d) SIMC's and sub-advisers' brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that SIMC and each sub-adviser charges a Fund compared with the fees each charges to comparable mutual funds; (f) a Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of SIMC's and each sub-adviser's profitability from its Fund-related operations; (h) SIMC's and sub-advisers' compliance systems; (i) SIMC's and sub-advisers' policies on and compliance procedures for personal securities transactions; (j) SIMC's and sub-advisers' reputation, expertise and resources in domestic and/or international financial markets; and (k) each Fund's performance compared with similar mutual funds.

At the March 9, 2005, December 9, 2004, September 15, 2004 and June 17, 2004 meetings of the Board, the Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreements and approved the selection of SIMC and the sub-advisers to act in their respective capacities for the Funds. The Board's approval was based on its consideration and evaluation of a variety of specific factors discussed at the meetings and at prior meetings, including:

•  the nature, extent and quality of the services provided to the Funds under the Investment Advisory Agreements, including the resources of SIMC and the sub-advisers and their affiliates dedicated to the Funds;

•  each Fund's investment performance and how it compared to that of other comparable mutual funds;

•  each Fund's expenses under each Investment Advisory Agreement and how those expenses compared to those of other comparable mutual funds;

•  the profitability of SIMC and the sub-advisers and their affiliates with respect to each Fund, including both direct and indirect benefits accruing to SIMC and the sub-advisers and their affiliates; and

•  the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services.  The Board of Trustees considered the nature, extent and quality of the services provided by SIMC and the sub-advisers to the Funds and the resources of SIMC and the sub-advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC's and the sub-advisers' personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the sub-advisers to the Funds and the resources of SIMC and the sub-advisers and their affiliates dedicated to the Funds supported renewal of the Investment Advisory Agreements.

Fund Performance.  The Board of Trustees considered Fund performance in determining whether to renew the Investment Advisory Agreements. Specifically, the Trustees considered each Fund's performance relative to its peer group and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the Trustees considered the composition of the peer group and selection criteria. In evaluating performance, the Trustees considered both market risk and shareholder risk expectations for a given Fund. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported renewal of the Investment Advisory Agreements.

Fund Expenses.  With respect to the Funds' expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and each Fund's net operating expense ratio in comparison to those of other comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund's respective peer group. Finally, the Trustees considered the effects of SIMC's voluntary waiver of management and other fees and the sub-advisers' fees to prevent total Fund expenses from exceeding a specified cap and that SIMC and the sub-advisers, through waivers, have maintained the Funds' net operating expenses at competitive levels for their respective distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements.

Profitability.  With regard to profitability, the Trustees considered all compensation flowing to SIMC and the sub-advisers and their affiliates, directly or indirectly. The Trustees considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by SIMC and the sub-advisers and their affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC and the sub-advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale.  The Trustees considered the existence of any economies of scale and whether those were passed along to a Fund's shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

Based on the Trustees' deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)*	Aggregate Dollar Range of Shares (Fund Complex)*
Interested
Mr. Nesher	None	Over $100,000
Mr. Doran	None	Over $100,000
Independent
Mr. Gooch	None	Over $100,000
Mr. Storey	None	None
Mr. Sullivan	None	None
Ms. Greco	None	None
Ms. Lesavoy	None	None
Mr. Williams	None	None

*  Valuation date is December 31, 2004.

Board Compensation. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex
Interested
Mr. Nesher	$0	N/A	N/A	$0
Mr. Doran	$0	N/A	N/A	$0
Independent
Mr. Gooch	$3,660	N/A	N/A	$133,250
Mr. Storey	$3,660	N/A	N/A	$133,250
Mr. Sullivan	$3,660	N/A	N/A	$133,250
Ms. Greco	$3,660	N/A	N/A	$133,250
Ms. Lesavoy	$3,660	N/A	N/A	$133,250
Mr. Williams*	$2,675	N/A	N/A	$100,000

*  Mr. Williams was appointed a Trustee as of October 27, 2004.

Trust Officers. Set forth below are the name, date of birth, position with the Trust, length of term of office, and the principal occupation for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments or its affiliates act as investment adviser, administrator or distributor.

EDWARD D. LOUGHLIN (DOB 03/07/51)-President and Chief Executive Officer (since 1985)-Executive Vice President, Enterprise Division of SEI Investments since 1993. Director and President of SIMC since 2004. Chief Executive Officer of the Administrator and Director of the Distributor since 2003. Executive Vice President of the Administrator, 1994-2003. Executive Vice President of SIMC, 1994-2004.

TIMOTHY D. BARTO (DOB 03/28/68)-Vice President and Secretary (since 2002)-Vice President and Assistant Secretary of the Trust, 1999-2002. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and

Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor and Vice President of the Distributor, 1999-2003.

PETER (PEDRO) A. RODRIGUEZ (DOB 01/18/62)-Controller and Chief Financial Officer (since 2003)-Director, Fund Accounting and Administration, SEI Investments Global Funds Services, March 1997 to April 2002 and September 2002 to present. Vice President, Fund Administration, BlackRock Financial Management, April 2002 to September 2002.

JOHN J. MCCUE (DOB 04/20/63)-Vice President (since 2004)-Director of Portfolio Implementations for SIMC, August 1995 to present. Managing Director of Money Market Investments for SIMC, January 2003 to present.

THOMAS D. JONES, III (DOB 03/23/65)-Chief Compliance Officer (since 2004)-Chief Compliance Officer and Assistant Secretary of SIMC since March 2004. First Vice President, Merrill Lynch Investment Managers (Americas) 2003-2004. Director, Merrill Lynch Investment Managers (Americas), 2001-2002. Vice President, Merrill Lynch Investment Managers (Americas), 1998-2000.

SOFIA A. ROSALA (DOB 02/01/74)-Vice President and Assistant Secretary (since 2004)-Vice President and Assistant Secretary of SIMC and the Administrator since 2005. Compliance Officer of SEI Investments since September, 2001-2004. Account and Product Consultant, SEI Private Trust Company, 1998-2001.

PHILIP T. MASTERSON (DOB 03/12/64)-Vice President and Assistant Secretary (since 2004)-Vice President and Assistant Secretary at SIMC since 2005. General Counsel, Citco Mutual Fund Services, 2003-2004. Vice President and Associate Counsel, OppenheimerFunds, 2001-2003. Vice President and Assistant Counsel, OppenheimerFunds, 1997-2001.

JAMES NDIAYE (DOB 09/11/68)-Vice President and Assistant Secretary (since 2005)-Vice President, Deutsche Asset Management, 2003-2004. Associate, Morgan, Lewis & Bockius LLP, 2000-2003. Assistant Vice President, ING Variable Annuity Group, 1999-2000.

MICHAEL T. PANG (DOB 07/08/72)-Vice President and Assistant Secretary (since 2005)-Counsel, Caledonian Bank & Trust's Mutual Funds Group, 2004. Counsel, Permal Asset Management, 2001-2004. Associate, Schulte, Roth & Zabel's Investment Management Group, 2000-2001. Staff Attorney, U.S. Securities and Exchange Commission's Division of Enforcement, Northeast Regional Office, 1997-2000.

NICOLE ALEXANDER (DOB 09/13/77)-Anti-Money Laundering Compliance Officer (since 2005)- Assistant Vice President and Anti-Money Laundering Compliance Coordinator of SEI Investments since 2005. Compliance Analyst, TD Waterhouse, 2004. Senior Compliance Analyst, UBS Financial Services, 2002-2004. Knowledge Management Analyst, PricewaterhouseCoopers Consulting, 2000-2002.

PROXY VOTING POLICIES AND PROCEDURES

The S&P 500 Index Fund has delegated proxy voting responsibilities to SIMC, subject to the Board's general oversight. In delegating proxy voting responsibilities, the S&P 500 Index Fund has directed that proxies be voted consistent with the Fund's best economic interests. The Bond Index Fund invests exclusively in non-voting securities and does not vote any proxies.

SIMC has adopted its own proxy voting policies and guidelines for this purpose (the "Procedures"). As required by applicable regulations, SIMC has provided this summary of its Procedures concerning proxies voted by SIMC on behalf of each investment advisory client who delegates voting responsibility to SIMC, which includes the S&P 500 Index Fund (each a "Client"). The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

SIMC votes proxies in the best economic interests of Clients. SIMC has elected to retain an independent proxy voting service (the "Service") to vote proxies for Client accounts, which votes proxies in accordance with Proxy Voting Guidelines (the "Guidelines") approved by SIMC's Proxy Voting Committee (the "Committee"). The Guidelines set forth the manner in which SIMC will vote on matters that may come up for shareholder vote. The Service will review each matter on a case-by-case basis, and vote the proxies in accordance with the Guidelines. For example, the Guidelines provide that SIMC will vote in favor of proposals to require shareholder ratification of any poison pill, shareholder proposals that request companies to adopt confidential voting, and for management proposals to do so, and shareholder social, workforce, and environmental proposals that create good corporate citizens while enhancing long-term shareholder value, and will vote against director nominees (or a Board) if it believes that a nominee (or the Board) has not served the economic long-term interests of shareholders.

Prior to voting a proxy, the Service makes available to SIMC its recommendation on how to vote in light of the Guidelines. SIMC retains the authority to overrule the Service's recommendation on any specific proxy proposal and to instruct the Service to vote in a manner determined by the Committee. Before doing so, the Committee will determine whether SIMC may have a material conflict of interest regarding the proposal. If the Committee determines that SIMC has such a material conflict, SIMC shall instruct the Service to vote in accordance with the Service's recommendation unless SIMC, after full disclosure to the Client of the nature of the conflict, obtains the Client's consent to voting in the manner determined by the Committee (or otherwise obtains instructions from the client as to how to vote on the proposal).

For each proxy, SIMC maintains all related records as required by applicable law. A Client may obtain, without charge, a copy of SIMC's Procedures and Guidelines, or information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, by calling SIMC at
1-800-DIAL-SEI, or writing to SIMC at One Freedom Valley Drive, Oaks, Pennsylvania 19456 or on the SEC's website at http://www.sec.gov.

DETERMINATION OF NET ASSET VALUE

General Policy. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Fair Value Pricing Committee and reviewed by the Board. In complying with the 1940 Act, the Trust follows guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m., Eastern Time if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For a security listed on multiple exchanges, the principal exchange will generally be considered to be the exchange on which the security is normally most actively traded. Securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. If prices for securities listed on a securities exchange or on market or automated quotation systems are not readily available, the security will be valued in accordance with Fair Value Procedures established by the Board.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued in accordance with Fair Value Procedures established by the Board.

Amortized Cost Method Valuation. Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Trust would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Fund would be able to obtain a somewhat higher yield that would result from investment in a company utilizing solely market values, and existing shareholders in the Fund would experience a lower yield. The converse would apply during a period of rising interest rates.

Use of Third-Party Independent Pricing Agents. Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. The advisers and sub-adviser reasonably believe that prices provided by independent pricing agents are reliable. However, there can be no assurance that a pricing service's prices will be reliable. The adviser or sub-adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Administrator, in turn, will notify the Fair Value Pricing Committee if it receives such notification from the adviser or sub-adviser, as applicable, or if the Administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The pricing services rely on a variety of information in making their determinations, particularly on prices of actual market transactions as well as on trader quotations. However, the services may also use a matrix system to determine valuations, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing services and their valuation methodologies are reviewed by the officers of the Trust and the Administrator under the general supervision of the Trustees.

The Funds' Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees. However, when the change would not materially affect valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting.

Fair Value Pricing. Securities for which market prices are not readily available are valued in accordance with Fair Value Procedures established by the Board. The Trust's Fair Value Procedures are implemented through a Fair Value Pricing Committee designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Additional information about the Fair Value Pricing Committee is provided under the sub-section "Board Standing Committees" under "Trustees and Officers of the Trust."

PURCHASE AND REDEMPTION OF SHARES

Shares of a Fund may be purchased in exchange for securities included in that Fund subject to the Administrator's determination that the securities are acceptable. Securities accepted in an exchange will be valued at the market value. All accrued interest and subscription of other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the shareholder to the Trust upon receipt from the issuer.

The Administrator will not accept securities for a Fund unless: (1) such securities are appropriate for the Fund at the time of the exchange; (2) such securities are acquired for investment and not for resale; (3) the shareholder represents and agrees that all securities offered to the Trust for the Fund are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or otherwise; (4) such securities are traded on the American Stock Exchange, the NYSE or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or, if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Board; and (5) the securities may be acquired under the investment restrictions applicable to the Fund.

Purchases and redemptions of shares of the Funds may be made on each business day on which the NYSE is open for business. Currently, the following holidays are observed by the Trust: New Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the NYSE, the Administrator, the Distributor and/or the custodian is not open for business.

It is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from the Fund of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets in cash. A gain or loss for federal income tax purposes would be realized by a shareholder subject to taxation upon an in-kind redemption depending upon the shareholder's basis in the shares of the Fund redeemed.

TAXES

The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Certain legislation proposed at the time of writing and afterwards, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

Qualification as a RIC. Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which such Fund may be subject. In order to qualify for treatment as a RIC under the Code, a Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income, including net short-term capital gain) and 90% of its net tax-exempt interest income, if any (the excess of its tax-exempt interest income over certain deductions attributable to that income) ("Distribution Requirement"), and must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, or certain other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stocks, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, securities of two or more issuers that are engaged in the same, similar or related trades or businesses, if the Fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.

Notwithstanding the Distribution Requirement described above, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute to its shareholders by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending on October 31 of that year (and any retained amount from the prior calendar year). Each Fund intends to make sufficient distributions to avoid liability for the federal excise taxes, but can make no assurances that all such taxes will be eliminated.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Although each Fund intends to distribute substantially all of its net investment income and net realized capital gains for any taxable (i.e., fiscal) year, a Fund will be subject to Federal income taxation to the extent any such income or gains are not distributed. If a Fund fails to qualify as a RIC for any year, all of its income will be subject to tax at corporate rates, and its distributions (including capital gains distributions) will be taxable as ordinary income dividends to its shareholders. In such case, a dividends-received deduction is available to corporate shareholders, subject to certain limitations and the lower tax rates applicable to qualified dividend income would be available to individual shareholders subject to certain limitations. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Tax Status of Distributions. Dividends from a Fund's net investment income will be taxable to shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Fund's earnings and profits. Except for dividends paid by the Bond Index Fund and for distributions received by a Fund from a REIT, all or a portion of such dividends may be designated by a Fund as qualified dividend income eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Dividends paid by the S&P 500 Index Fund will be eligible for the dividends-received deduction allowed to corporate shareholders to the extent they are derived from dividends from domestic corporations, subject to certain limitations (such as distributions from

REITs). Dividends received by a corporate shareholder, which qualify for the dividends-received deduction, however, may be subject to the alternative minimum tax.

Each Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If a Fund distributes its net capital gains to shareholders, such gains will not qualify for the dividends-received deduction, and they are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held shares. Conversely, if a Fund elects to retain its net capital gains, such Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate capital gains tax rate. In this event, it is expected that a Fund will elect to have its shareholders treated as having received a distribution of such gains, with the result that they will be required to report such gains on their federal income tax returns as long-term capital gains, will receive a tax credit for their allocable share of capital gains tax paid by the Fund on the gains, and will increase the tax basis for their shares by an amount equal to the deemed distribution less the tax credit.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. Long-term capital gains are currently taxed at a maximum rate of 15% and short-term capital gains are currently taxed at ordinary income tax rates.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

Shareholders who have not held Fund shares for a full year should be aware that the Fund may designate and distribute, as ordinary income, qualified dividend income, or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Fund.

All or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent that other shares in the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares.

A Fund will be required in certain cases to withhold and remit to the U.S. Treasury at 28% of any amounts subject to withholding on distributions payable to any individual or non-corporate shareholder who (1) has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service ("IRS"), (3) who has failed to provide the Fund with the certifications required to be made to the IRS to document that such shareholder is not subject to backup withholding, or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).
Non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisor prior to investing in a Fund.

The S&P 500 Index Fund may invest in stock index futures. The use of stock index futures contracts involves specialized and complex income tax rules that will determine the character and timing of recognition of the income received in connection therewith by the Fund and thereby affect the amount and proportion of income that will be available for distribution as dividends or capital gain distributions.

Stock index futures contracts held by the Fund at the end of each taxable year will be required to be "marked-to-market" for Federal income tax purposes (that is, treated as having been sold at that time at market value). Any unrealized gain or loss taxed pursuant to this rule will be added to realized gains and losses recognized on other futures contracts sold by the Fund during the year, and the resulting gain or loss will be deemed to consist of 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund may elect to exclude certain hedging transactions from the mark-to-market rule. Gain from hedging transactions is treated as ordinary income.

A Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.

For purposes of the Distribution Requirement (as well as for other purposes) the Bond Index Fund will be required to treat any recognized market discount on debt obligations which it holds as interest income. Generally, market discount is the amount by which the stated redemption price of a bond exceeds the amount paid by a purchaser of the bond (most common where the value of a bond decreases after original issue as a result of a decline in the creditworthiness of the issuer or an increase in prevailing interest rates). Generally, market discount is recognized on the disposition, or receipt of any principal payment, with respect to a bond bearing market discount, by treating a portion of the proceeds as interest income, unless an election to currently accrue market discount has been made, as is the case with the Bond Index Fund. The application of these rules (and the rules regarding original issue discount) to debt obligations held by the Bond Index Fund could affect (i) the amount and timing of distributions to shareholders and (ii) the ability of the Fund to satisfy the Distribution Requirement.

Investment income received by the Bond Index Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The Bond Index Fund will not be able to elect to treat its shareholders as having paid their proportionate share of such taxes for foreign tax credit purposes.

State Taxes. Neither Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for Federal income tax purposes. Distributions by the Funds to shareholders and the ownership of shares may be subject to state and local taxes. The Bond Index Fund may invest in U.S. Government securities. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or Fannie Mae securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Since state and local tax consequences may differ from the federal income tax consequences discussed above, shareholders are urged to consult their tax advisors on state and local tax matters.

PORTFOLIO TRANSACTIONS

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Brokerage Selection. Subject to policies established by the Trustees, the investment adviser or sub-adviser is responsible for placing orders to execute Fund transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the investment adviser or sub-advisers generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' adviser or sub-advisers may select a broker based upon brokerage or research services provided to the adviser or sub-advisers. The adviser or sub-advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act ("Section 28(e)") permits the adviser and sub-advisers, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the adviser and sub-advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds. In addition to agency transactions, the adviser and sub-advisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidelines.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser or sub-advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The adviser or sub-advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the adviser and sub-advisers will be in addition to and not in lieu of the services required to be performed by the Funds' adviser and sub-advisers under the Investment Advisory Agreements. Any advisory, sub-advisory, or other fees paid to the adviser or sub-advisers are not reduced as a result of the receipt of research services.

In some cases an adviser or sub-adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the adviser or sub-adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the adviser or sub-adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the adviser or sub-adviser faces a potential conflict of interest, but the adviser or sub-adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser or sub-advisers with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits"

in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

Brokerage with Fund Affiliates. Each Fund may execute brokerage or other agency transactions through the Distributor, a registered broker-dealer, for a commission, in conformity with the 1940 Act, the 1934 Act and the rules and regulations thereunder. These provisions require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

Brokerage Fees. For the fiscal years ended March 31, 2003, 2004 and 2005, the S&P 500 Index Fund paid brokerage commissions of $279,279, $211,150 and $228,848, respectively. For the fiscal years ended March 31, 2003, 2004 and 2005, the Bond Index Fund paid brokerage commissions of $0, $0 and $0, respectively.

Securities of "Regular Broker-Dealers". The Trust is required to identify any securities of its "regular brokers or dealers" (as such term is defined under the 1940 Act) which the Trust has acquired during its most recent fiscal year. As of March 31, 2005, the Trust held the following securities:

Fund	Name of Issuer	Type of Security	Amount (000)
S&P 500 Index Fund	Morgan Stanley Dean Witter, Inc	Equity	$4
	Merrill Lynch, Inc	Equity	$118
	Goldman, Sachs & Company	Equity	$75
	Lehman Brothers, Inc	Equity	$2

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Funds' portfolio holdings can be obtained on the Internet at the following address: http://www.seic.com/fund_holdings_home.asp (the "Portfolio Holdings Website"). The Funds' Board has approved a policy that provides that portfolio holdings may not be made available to any third party until after such information has been posted on the Portfolio Holdings Website, with limited exceptions noted below. This policy effectively addresses conflicts of interest and controls the use of portfolio holdings information by making such information available to all investors on an equal basis.

Ten calendar days after each month end, a list of the top ten portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Thirty calendar days after the end of each month, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the first business day of the fifth month after the date to which the data relates, at which time it will be permanently removed from the site.

Portfolio holdings information may be provided to independent third-party reporting services (e.g., Lipper or Morningstar), but will be delivered no earlier than the date such information is posted on the Portfolio Holdings Website, unless the reporting service executes a confidentiality agreement with the Trust that is satisfactory to the Trust's officers and that provides that the reporting service will not trade on the information. The Funds currently have no arrangements to provide portfolio holdings information to any third-party reporting services prior to the availability of such holdings on the Portfolio Holdings Website.

Portfolio holdings information may also be provided at any time (and as frequently as daily) to the Funds' Trustees, SIMC, BGFA, Standish Mellon, the Distributor, the Administrator, the custodian, the independent proxy voting service retained by SIMC, the Funds' third-party independent pricing agents and the Funds' independent registered public accounting firm, as well as to state and federal regulators and government agencies, and as otherwise requested by law or judicial process. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by the provisions of the service provider's contract with the Trust or by the nature of its relationship with the Trust. Portfolio holdings of a Fund may also be provided to a prospective service provider for that Fund, so long as the prospective service provider executes a confidentiality agreement with the Fund in such form as deemed acceptable by an officer of the Fund.

Neither the Funds, SIMC, nor any other service provider to the Funds may receive compensation or other consideration for providing portfolio holdings information.

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PORTFOLIO TURNOVER

It is expected that the Funds' turnover rate will normally not exceed 100% for any Fund. A Fund turnover rate would exceed 100% if all of its securities, exclusive of U.S. Government securities and other securities whose maturities at the time of acquisition are one year or less, are replaced in the period of one year. Turnover rates may vary from year to year and may be affected by cash requirements for redemptions and by requirements which enable a Fund to receive favorable tax treatment. The portfolio turnover rate for the S&P 500 Index Fund for the fiscal years ending March 31, 2004, and 2005 was 7% and 11%, respectively. The portfolio turnover rate for the Bond Index Fund for the fiscal years ending March 31, 2004, and 2005 was 54% and 55%, respectively.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Fund, each of which represents an equal proportionate interest in such Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional portfolios of shares or classes of portfolios. Share certificates representing the shares will not be issued.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

CODES OF ETHICS

The Board of Trustees of the Trust has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the investment adviser, sub-advisers, and Distributor have adopted codes of ethics pursuant to Rule 17j-1. These codes of ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the codes of ethics are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each code of ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these codes of ethics are on file with the SEC, and are available to the public.

VOTING

Each share held entitles the shareholder of record to one vote. Shareholders of each Fund or class will vote separately on matters pertaining solely to that Fund or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a Trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of July 6, 2005, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Trust believes that most of the shares referred to above were held by the above persons in accounts for their fiduciary, agency, or custodial customers:

Name and Address of Shareholder	Number of Shares	Percent of Funds
S&P 500 Index Fund-Class A
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456	13,400,456.093	75.86%
Bond Index Fund-Class A
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456	837,966.683	17.67%
Bank of Stockton Trust Department PO Box 1110 Stockton, CA 95201-1110	852,224.793	17.97%
NABANK & Co Attn: Record Keeping P O Box 2180 Tulsa, OK 74101-2180	449,261.008	9.47%
Muir & Co c/o Frost National Bank PO Box 2479 San Antonio, TX 78298-2479	676,389.852	14.26%
S&P 500 Index Fund-Class E
SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456	3,083,299.870	9.29%
Nationwide Life Insurance Company c/o NACO - IPO Portfolio Accouting Attn: Denise Bradley P.O. 182029 Columbus, OH 43218-2029	4,080,065.084	12.29%
Nationwide Life Insurance Company Nationwide GPVA c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	1,755,783.024	5.29%

Name and Address of Shareholder	Number of Shares	Percent of Funds
Northern Trust FBO Harnischfeger Master Retirement 50 S LaSalle Chicago, IL 60675-0001	2,591,411.520	7.81%
Citibank NA TTEE for Moore Wallace North America Inc Master RTM Trust 111 Wall Street 14/14 New York, NY 10043-1000	2,411,027.888	7.26%
JPMorgan Chase TTEE Deloitte & Touche Pension Plan Attn: Jasmin Felix 3 Chase Metro Tech Center 6th Flr Brooklyn, NY 11245-0001	6,917,780.075	20.84%
State Street Bank FBO North America Inc. Master Retmt T 805 Pennsylvania Ave 5th Flr Kansas City, MO 64105-1307	2,216,811.188	6.68%
S&P 500 Index Fund-Class I
Patterson & Co Cust SPTC FBO Life Ins Co Agent's Ret Pl 1525 W WT Harris Blvd # 1151 Charlotte, NC 28288-0001	17,081.891	5.08%
Patterson & CIO Cust SEI Trust FBO The Clarks Companies NC Employee Savings Plan 1525 W WT Harris Blvd NC 1151 Charlotte, NC 28288-0001	47,020.417	13.97%
Patterson & Co Cust SPTC FBO Elkem Metals Inc. Ret Svgs 1525 W WT Harris Blvd # 1151 Charlotte, NC 28288-0001	37,004.618	11.00%
Wachovia Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28288-0001	57,245.303	17.01%
MCB Trust Services Trustee United Subcontractors 401 K 700 17th St STE 300 Denver, CO 80202-3531	34,081.192	10.13%

CUSTODIAN

Wachovia Bank, N.A. (formerly, First Union National Bank) ("Wachovia"), the custodian for the Funds, holds cash, securities and other assets of the Trust as required by the 1940 Act. The principal business address of Wachovia is Institutional Custody Group-PA 4942, 123 S. Broad St., Philadelphia, PA 19109.

EXPERTS

The financial statements, incorporated by reference into this Statement of Additional Information, audited by Ernst & Young LLP, have been included in reliance on their report given on their authority as experts in accounting and auditing. Ernst & Young LLP, an independent registered public accounting firm, has its principal business address at 2001 Market St., Philadelphia, PA 19103.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

APPENDIX A-DESCRIPTION OF RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S RATING DEFINITIONS

LONG-TERM RATINGS

Aaa  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B  Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applied to senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the 1933 Act or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATING DEFINITIONS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, as it does not comment on market price or suitability for a particular investor.

The ratings are based, in varying degrees, on the following considerations:

(1)  Likelihood of default. The rating assesses the obligor's capacity and willingness as to timely payment of interest and repayment of principal in accordance with the terms of the obligation.

(2)  The obligation's nature and provisions.

(3)  Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under bankruptcy laws and other laws affecting creditors' rights.

Likelihood of default is indicated by an issuer's senior debt rating. If senior debt is not rated, an implied senior debt rating is determined. Subordinated debt usually is rated lower than senior debt to better reflect relative position of the obligation in bankruptcy. Unsecured debt, where significant secured debt exists, is treated similarly to subordinated debt.

LONG-TERM RATINGS

Investment Grade

AAA  Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA  Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A  Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB  Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated "BB", "B", "CCC", "CC", and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB  Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B  Debt rate "B" has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The "B" rating category also is used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC  Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category also is used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC  The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C  The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D  Debt is rated "D" when the issue is in payment default, or the obligor has filed for bankruptcy. The "D" rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

pr  The letters "pr" indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgement with respect to such likelihood and risk.

L  The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

*Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

N.R.  Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

If an issuer's actual or implied senior debt rating is "AAA", its subordinated or junior debt is rated "AAA" or "AA+". If an issuer's actual or implied senior debt rating is lower than "AAA" but higher than "BB+", its junior debt is typically rated one designation lower than the senior debt rating. For example, if the senior debt rating is "A", subordinated debt normally would be rated "A-". If an issuer's actual or implied senior debt rating is "BB+" or lower, its subordinated debt is typically rated two designations lower than the senior debt rating.

Investment and speculative grades

The term "investment grade" was originally used by various regulatory bodies to connote obligations eligible for investment by institutions such as banks, insurance companies, and savings and loan associations. Over time, this term gained widespread usage throughout the investment community. Issues rated in the four highest categories, "AAA", "AA", "A", "BBB", generally are recognized as being investment grade. Debt rated "BB" or below generally is referred to as speculative grade. The term "junk bond" is merely a more irreverent expression for this category of more risky debt. Neither term indicates which securities S&P deems worthy of investment, as an investor with a particular risk preference may appropriately invest in securities that are not investment grade.

Ratings continue as a factor in many regulations, both in the U.S. and abroad, notably in Japan. For example, the SEC requires investment-grade status in order to register debt on Form-3, which, in turn, is how one offers debt via a Rule 415 shelf registration. The Federal Reserve Board allows members of the Federal Reserve System to invest in securities rated in the four highest categories, just as the Federal Home Loan Bank System permits federally chartered savings and loan associations to invest in corporate debt with those ratings, and the Department of Labor allows pension funds to invest in commercial paper rated in one of the three highest categories. In similar fashion, California regulates investments of municipalities and county treasurers, Illinois limits collateral acceptable for public deposits, and Vermont restricts investments of insurers and banks. The New York and Philadelphia Stock Exchanges fix margin requirements for mortgage securities depending on their rating, and the securities haircut for commercial paper, debt securities, and preferred stock that determines net capital requirements is also a function of the ratings assigned.

FITCH'S RATINGS DEFINITIONS

LONG-TERM RATINGS

Investment Grade

AAA  Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB  Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B  Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D  Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

  Moody's description of its three highest short-term debt ratings:

Prime-1  Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

  •  Leading market positions in well-established industries.

  •  High rates of return on funds employed.

  •  Conservative capitalization structures with moderate reliance on debt and ample asset protection.

  •  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  •  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2  Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  S&P's description of its three highest short-term debt ratings:

A-1  This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

A-2  Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3  Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

  Fitch's description of its three highest short-term debt ratings:

F1  Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2  Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, nearterm adverse changes could result in a reduction to non-investment grade.